SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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SIPEX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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SIPEX CORPORATION

233 South Hillview Drive
Milpitas, California 95035

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 30, 2003

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SIPEX Corporation, a Massachusetts corporation (the “Company”), will be held at the Company’s corporate offices, located at 233 South Hillview Drive, Milpitas, California 95035 on May 30, 2003, at 10:00 a.m., local time, for the purposes of considering and acting upon the following matters:

1.	To elect two members to the Board of Directors, each to serve for a three-year term as a Class I Director.

2.	To increase the number of authorized shares of the Company’s Common Stock to 60,000,000 shares.

3.	To approve a proposal to change the jurisdiction of incorporation of the Company from the Commonwealth of Massachusetts to the State of Delaware pursuant to a statutory merger of the Company into a wholly owned subsidiary of the Company incorporated in Delaware by approving an Agreement and Plan of Merger and Reincorporation.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Information relating to the above matters is set forth in the attached Proxy Statement. Only stockholders of record at the close of business on April 7, 2003, will be entitled to notice of and to vote at the meeting and any adjournment thereof.

      All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Phillip A. Kagel
Senior Vice President, Finance,
Chief Financial Officer, Treasurer,
Secretary and Clerk

Milpitas, California

Date: May 9, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL I ELECTION OF DIRECTORS
INDEPENDENT AUDITORS’ FEES
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Summary Compensation Table
Aggregated Option Exercises in Last Fiscal Year and Year-End Option Value Table
STOCK PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SIPEX CORPORATION, PEER GROUP AND NASDAQ COMPOSITE INDEX*
CERTAIN TRANSACTIONS
PROPOSAL II INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK
PROPOSAL III CHANGE IN THE COMPANY’S STATE OF INCORPORATION FROM MASSACHUSETTS TO DELAWARE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES AND SOLICITATION
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E

SIPEX CORPORATION

233 South Hillview Drive
Milpitas, California 95035

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 30, 2003

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SIPEX Corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s corporate offices, located at 233 South Hillview Drive, Milpitas, California 95035 on Friday, May 30, 2003, at 10:00 a.m. local time, and at any adjournment thereof.

      Only stockholders of record as of the close of business on April 7, 2003, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. At the close of business on April 7, 2003, there were an aggregate of 28,030,659 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company issued, outstanding and entitled to vote. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. Any proxy may be revoked by a stockholder at any time before it is exercised by delivering a written revocation or a later dated proxy to the Clerk of the Company or by attending the Annual Meeting and voting in person.

      The Company’s Annual Report on Form 10-K containing financial statements for the fiscal year ended December 31, 2002 is being mailed together with this Proxy Statement to all stockholders entitled to vote. It is anticipated that this Proxy Statement and the accompanying proxy will be first mailed to stockholders on or about May 12, 2003.

Quorum and Votes Required

      The representation, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner returns a proxy but the broker does not have discretionary voting power with respect to a particular proposal and has not received instructions from the beneficial owner.

      In the election of the Class I Directors, the two nominees receiving the highest number of affirmative votes of the shares present and represented and entitled to vote at the Annual Meeting shall be elected as Class I directors. An affirmative vote of a majority of the common stock outstanding and entitled to vote is necessary to increase the number of authorized shares of the Company’s Common Stock to 60,000,000 shares. An affirmative vote of a majority of the common stock outstanding and entitled to vote is necessary to change the jurisdiction of the Company from the Commonwealth of Massachusetts to the State of Delaware pursuant to a statutory merger of the Company into SIPEX Corporation, a wholly owned subsidiary of the Company incorporated in Delaware (“Sipex Delaware”). In the event that the proposal to change the jurisdiction of the Company is not approved and the proposal to increase the number of authorized shares of Common Stock is approved, the Company will amend its Massachusetts Articles of Organization to effect the share increase. In the event that the proposal to increase the number of authorized shares of the Company’s Common Stock is not approved and the proposal to change the jurisdiction of the Company is approved, the Company may effect the change of jurisdiction from Massachusetts to Delaware and, in that event, the certificate of the incorporation of the Delaware corporation will provide for the same number of authorized shares of the Company’s Common Stock as is currently authorized by the Company’s articles of organization in Massachusetts.

      For all other matters that may be submitted to stockholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present and represented and voting on each matter. Broker “non-votes” are counted as present and represented for purposes of determining the presence of a quorum, but are not considered voted for the particular matter.

      The persons named as agents in the proxies are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for the nominee to the Board of Directors by clearly marking the appropriate box provided on the proxy.

      ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDERS’ INSTRUCTIONS, AND IF NO CHOICE IS SPECIFIED, THE ENCLOSED PROXY CARD (OR ANY SIGNED AND DATED COPY THEREOF) WILL BE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

      The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter upon which a vote may properly be taken should be presented at the Annual Meeting, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of April 7, 2003 information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) each director, or nominee for director, of the Company, (iii) each of the executive officers named in the Summary Compensation Table under the caption “Executive Compensation Summary” below, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, the beneficial owners listed have sole voting and investment power (subject to community property laws where applicable) as to all of the shares beneficially owned by them. As of April 7, 2003, there were 28,030,659 shares of Common Stock outstanding.

	Amount and Nature of
Name and Address of Beneficial Owner(1)	Beneficial Ownership	Percent of Class

State of Wisconsin Investment Board(2)	5,543,100	19.78%
P.O. Box 7842 Madison, WI 53707
4080661 Canada Inc.(3)	3,260,900	11.63%
237 Hymus Blvd. Montreal (Pointe Claire) Quebec H9R 5C7

	Amount and Nature of
Name and Address of Beneficial Owner(1)	Beneficial Ownership	Percent of Class

Brown Investment Advisory & Trust Company(4)	2,470,188	8.81%
901 South Bond Street Suite 400 Baltimore, Maryland 21231
Kennedy Capital Management, Inc.(5)	2,392,100	8.53%
10829 Olive Blvd St. Louis, MO 63141
Austin W. Marxe and David M. Greenhouse(6)	2,174,058	7.76%
153 East 53rd Street 55th Floor New York, NY 10022
Walid Maghribi	33,500	*
James E. Donegan(7)	—	*
Frank R. DiPietro(8)	12,467	*
Philip A. Dube(9)	32,590	*
Joseph C. Consoli	—	*
Manfred Loeb(10)	69,500	*
Douglas M. McBurnie(11)	124,500	*
Lionel H. Olmer(12)	24,998	*
Thomas P. Redfern	—	*
Willy M.C. Sansen(13)	38,000	*
John L. Sprague(14)	32,000	*
All directors and executive officers as a group (11 persons)(15)	367,550	1.3%

*	Less than 1% of the outstanding Common Stock

(1)	Unless otherwise indicated, to the knowledge of the Company, each person listed above has sole voting and investment power with respect to the shares and maintains a mailing address at: c/o SIPEX Corporation, 233 South Hillview Drive, Milpitas, CA 95035.

(2)	Based solely on information provided in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2003, State of Wisconsin Investment Board had sole dispositive power of 5,543,100 shares and sole voting power of 5,543,100 shares.

(3)	Based solely on information provided in a Schedule 13G filed with the Securities and Exchange Commission on March 7, 2003 and an amended Form 4 filed with Securities and Exchange Commission on April 14, 2003, 4080661 Canada Inc. had sole dispositive power of 3,260,900 shares and sole voting power of 3,260,900 shares. Based solely on information provided in a Schedule 13D filed with the Securities and Exchange Commission on May 5, 2003, 4080661 Canada Inc. changed its legal name to Alonim Investments Inc. (“Alonim”) effective April 28, 2003 and had sole dispositive power of 6,085,200 shares and sole voting power of 6,085,200 as of April 25, 2003. Based solely on information provided in the 13D filed on May 5, 2003: (i) Alonim’s address is 1501 McGill College Avenue, 26th Floor, Montreal, Quebec, H3A 3N9 and its shareholders are Robmilco Holdings Ltd. (“Robmilco”) and Robert G. Miller; (ii) Robmilco’s address is 1501 McGill College Avenue, 26th Floor, Montreal, Quebec, H3A 3N9 and its majority shareholder is Mr. Miller; and (iii) Mr. Miller is the CEO of Future Electronics Inc., a company which is owned and controlled by Alonim and is the Company’s exclusive distributor for North America as well as its largest distributor worldwide.

(4)	Based solely on information provided in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003, Brown Investment Advisory & Trust Company and its wholly owned subsidiary Brown Advisory Incorporated had sole dispositive power of 740,413 and 1,711,225 shares, respectively, and sole voting power of 758,963 and 1,711,225 shares, respectively. In addition, Brown Investment Advisory & Trust Company had shared dispositive power of 16,050 shares.

(5)	Based solely on information provided in a Schedule 13G filed with the Securities and Exchange Commission on February 18, 2003, Kennedy Capital Management, Inc. had sole dispositive power of 2,392,100 shares and sole voting power of 2,332,900 shares.

(6)	Based solely on information provided in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003, Austin W. Marxe and David M. Greenhouse had shared dispositive power of 2,174,058 shares and shared voting power of 2,174,058 shares.

(7)	Based solely on information provided in a Form 5 dated February 11, 2002 and filed with the Securities and Exchange Commission.

(8)	Based solely on information provided in a Form 4 filed with the Securities and Exchange Commission on November 4, 2002.

(9)	Includes 22,900 shares issuable pursuant to stock options which are exercisable prior to June 7, 2003.

(10)	Includes 22,500 shares issuable pursuant to stock options which are exercisable prior to June 7, 2003.

(11)	Includes 109,500 shares issuable pursuant to stock options which are exercisable prior to June 7, 2003.

(12)	Includes 24,998 shares issuable pursuant to stock options which are exercisable prior to June 7, 2003.

(13)	Includes 28,000 shares issuable pursuant to stock options which are exercisable prior to June 7, 2003.

(14)	Includes 32,000 shares issuable pursuant to stock options which are exercisable prior to June 7, 2003.

(15)	Includes 239,898 shares issuable pursuant to stock options which are exercisable prior to June 7, 2003.

PROPOSAL I

ELECTION OF DIRECTORS

      The Board of Directors is divided into three classes. Each class serves a three-year term. Each Class II director is serving a term ending at the Annual Meeting of Stockholders to be held in 2004. Each Class III director’s term will expire at the Annual Meeting of Stockholders to be held in 2005. The Class I directors’ term will expire at the Annual Meeting of Stockholders being held May 30, 2003. All directors will hold office until their successors have been duly elected and qualified.

      Prior to the Annual Meeting, Douglas M. McBurnie and Manfred Loeb were the Class I Directors; John L. Sprague, Lionel H. Olmer and Willy M.C. Sansen were the Class II Directors; and Walid Maghribi and Joseph C. Consoli were the Class III Directors.

      Mr. Loeb, who would have been subject to re-election as a director at the Annual Meeting, has decided not to stand for re-election. Mr. Loeb may continue to advise the Company as an independent consultant. The Company expresses its thanks to Mr. Loeb for his years of service on the Board of Directors.

      The Board of Directors has nominated and recommended that Mr. Douglas M. McBurnie, who is currently serving as the Class I Director of the Company, and Mr. Thomas P. Redfern, each be elected a Class I Director, to hold office until the Annual Meeting of Stockholders to be held in 2006, or until his successor has been duly elected and qualified or his earlier resignation or removal. Each of Messrs. McBurnie and Redfern has indicated his willingness to serve; however, if either of them should be unable or unwilling to serve if elected, the proxies will be voted for the election of a substitute nominee designated by the Board of

Directors (unless the authorized number of directors is decreased by a resolution duly adopted by the Board of Directors such that no vacancy on the Board of Directors then exists). Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for Messrs. McBurnie and Redfern, will be voted FOR the election of Messrs. McBurnie and Redfern.

      The following table sets forth for Messrs. McBurnie and Redfern and for each director whose term of office will extend beyond the Annual Meeting, the year each director was first elected a director, his age, the positions currently held by each director with the Company, the year each director’s term will expire and the class of director of each director.

Nominee or Director’s Name
and Year Nominee or Director			Year Term	Class of
First Became a Director	Age	Position(s)	Will Expire	Director

Nominees:
Thomas P. Redfern	62	Director Nominee	—	I
Douglas M. McBurnie (2000)	60	Chairman of the Board	2003	I
Continuing Directors:
Lionel H. Olmer (1988)	68	Director	2004	II
John L. Sprague (1993)	73	Director	2004	II
Willy M. C. Sansen (1997)	59	Director	2004	II
Walid Maghribi (2002)	50	Director, Chief Executive Officer and President	2005	III
Joseph C. Consoli (2002)	59	Director	2005	III

Nominees for Election at the Annual Meeting

      Mr. Redfern, if elected, will begin serving as a director of the Company as of the date of the Annual Meeting or any adjournment thereof. From 1989 through 2001, Mr. Redfern was with National Semiconductor, a manufacturer of semiconductor products, in various technical and management roles in the field of analog product development and circuit design. In particular, Mr. Redfern guided product development in the Interface and Peripheral Group, Audio/ Video Group and the Analog Products Group. Before his retirement from National Semiconductor in 2001, Mr. Redfern was a Fellow and a technical advisor in the Analog Products Group. Prior to National Semiconductor, Mr. Redfern served for seven years as the Director of MOS Design at Linear Technology, a manufacturer of linear integrated circuits.

      Mr. McBurnie has been a director of the Company since July 2000 and has been Chairman of the Board from June 2002 to the present. Mr. McBurnie was formerly Senior Vice President, Computer, Consumer & Network Products Group, of VLSI Technology. From June 1994 to August 1997, Mr. McBurnie was with National Semiconductor, where he was Senior Vice President and General Manager of its Communications and Consumer Group. Previously, Mr. McBurnie was Vice President and General Manager of National Semiconductor’s Local Area Network Division. Prior to joining National Semiconductor, he held key executive positions at a number of Silicon Valley companies, including Xidex Corporation, a manufacturer of data storage media, Precision Monolithics, Inc., a semiconductor company, and Fairchild Semiconductor, a semiconductor company.

Directors Whose Terms Extend Beyond the Meeting

      Mr. Olmer has been a director of the Company since 1988 and serves as Chairman of the Compensation Committee. Since July 2002, Mr. Olmer has been Of Counsel to the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, focusing on international trade, investment and technology transfer law. From 1985 until July 2002, Mr. Olmer was a partner at Paul, Weiss, Rifkind, Wharton & Garrison LLP. From 1981 to 1985, he served as Undersecretary of Commerce for International Trade in the Reagan Administration.

      Dr. Sprague has been a director of the Company since 1993. He has been the president of John L. Sprague Associates, Inc., a consulting firm, since 1988. In addition to serving as a director of the Company, Dr. Sprague currently serves as a director of California Micro Devices, a manufacturer of electronic components.

      Dr. Sansen has been a director of the Company since July 1997. He has been a full professor at the Katholieke University Leuven in Belgium since 1981. He currently heads the Medical and Integrated Circuits and Sensors Division of the Electrical Engineering Department. Dr. Sansen is the author of six electronics books and more than three hundred papers and is currently a Fellow at the Katholieke University Leuven Institute of Electrical and Electronics Engineering, and past chairman of the Electrical Engineering Department of Katholieke University Leuven.

      Mr. Maghribi joined the Company in August 2002 as the Company’s Chief Executive Officer. Since September 2002, Mr. Maghribi has also served as the Company’s President. Mr. Maghribi has been a director since August 2002. Before joining the Company, Mr. Maghribi was President of the Memory Group of Advanced Micro Devices, Inc., a semiconductor manufacturer. He joined Advanced Micro Devices in 1986 and was Group Vice President of the Memory Group before being promoted to President in 2001.

      Mr. Consoli has been a director of the Company since September 2002 and serves as Chairman of the Audit Committee. Mr. Consoli retired in April 1991. Prior to his retirement, Mr. Consoli held executive positions in finance and operations at technology companies including Vice President Finance and Treasurer of Seagate Technology Inc., a manufacturer of computer hard drives; Vice President Finance and CFO and member of the Office of the President of Equatorial Communications Co., a satellite communications company; Vice President of Granger Associations and General Manager of its International Telecommunications Division after serving as Vice President Finance and CFO; Treasurer of Memorex Corp., a consumer electronics and computer products company; Vice President Finance and CFO of Precision Monolithics, Inc., a semiconductor company; and Group Controller and as Director of Corporate Development of Fairchild Semiconductor, a semiconductor company.

Meetings of the Board of Directors and Committees

      The Board of Directors of the Company held eleven meetings during the fiscal year ended December 31, 2002. During their tenure, each of the directors attended at least 75% of the meetings of the Board of Directors and applicable committee meetings during fiscal 2002.

      The Company has standing Compensation and Audit Committees. The Compensation Committee, of which Mr. Olmer, Mr. Loeb and Dr. Sprague were members during fiscal 2002, reviews and evaluates the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and makes recommendations concerning these matters to the Board of Directors. The Compensation Committee administers the Company’s 1994 Stock Option and Incentive Plan (“1994 Stock Plan”), 1996 Incentive Stock Option Plan (“1996 Stock Plan”), 1996 Non-Employee Director Stock Option Plan (“1996 Director Stock Plan”), 1996 Employee Stock Purchase Plan (“1996 Stock Purchase Plan”), 1997 Stock Option Plan (“1997 Stock Plan”), 1999 Stock Option Plan (“1999 Stock Plan”), the 2000 Non-Qualified Stock Option Plan (the “2000 Non-Qualified Plan”) and the 2002 Nonstatutory Stock Option Plan (the “2002 Non-Qualified Plan”). The Compensation Committee held no separate meetings during fiscal 2002.

      The Audit Committee, of which Mr. Consoli, Mr. Olmer and Dr. Sprague are members, reviews with the Company’s independent auditors, the scope and timing of their audit services and any other services they are asked to perform, the auditors’ report on the Company’s consolidated financial statements following completion of their audit and the Company’s policies and procedures with respect to internal accounting and financial controls. Each member of the Audit Committee is independent, as that term is defined in Rule 4200(a) of the National Association of Securities Dealers listing standards and Section 301 of the Sarbanes-Oxley Act of 2002. The Audit Committee also engages our independent auditors. The Audit Committee held eight (8) meetings during fiscal 2002.

      The Board of Directors does not have a standing nominating committee or committee performing similar functions.

Audit Committee Report

      In accordance with a written charter adopted by the Board of Directors and attached as Appendix A to this proxy statement, the Audit Committee of the Board of Directors of Sipex serves as the representative of the board of directors for general oversight of the quality and integrity of Sipex’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring the compliance with related laws and regulations. The Audit Committee engages the Company’s independent auditors and approves the scope of both audit and non-audit services. Sipex’s management has primary responsibility for preparing financial statements and the financial reporting process.

      The Audit Committee is composed of three non-employee members, each of whom is independent under current Securities and Exchange Commission and Nasdaq rules. The Company’s independent auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States of America.

      The Audit Committee of the Board of Directors has:

(i) reviewed and discussed the audited consolidated financial statements and certifications thereof with Company management and the independent auditors, and management has represented to the Audit Committee that Sipex’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America;

(ii) discussed and reviewed written disclosures of KPMG LLP regarding the matters required to be discussed by Statement on Auditing Standards No. 61 (Required Communications with Audit Committees), as amended, including the quality and acceptability of Company’s financial reporting process and controls;

(iii) reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with KPMG LLP its independence and also considered whether provision of the non-audit services described below were compatible with maintaining their independence; and

(iv) reviewed and discussed the draft management letter, from KPMG LLP, identifying certain material weaknesses in the Company’s systems and procedures used in the preparation of the Company’s consolidated financial statements and the lack of proper management review and account analysis in certain areas, and identified measures to improve the Company’s system of internal controls and procedures.

      The Audit Committee meets regularly with the Company’s independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

      In performing all these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors which, in their report, express an opinion on the conformity of the Company’s annual consolidated financial statements to accounting principles generally accepted in the United States of America. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements for Sipex as of and for the three years ended December 31, 2002 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

      The Audit Committee has considered whether the audit and non-audit services provided by KPMG LLP described below are compatible with maintaining the independence of KPMG LLP and has concluded that the independence of KPMG LLP is maintained and is not compromised by the services provided.

      The Audit Committee engaged KPMG LLP as auditors for the fiscal year ending December 31, 2003. KPMG LLP has served as the Company’s independent accountants commencing with the year ended December 31, 1995. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

          Respectfully submitted by the Audit Committee:

Joseph C. Consoli Lionel Olmer John L. Sprague

INDEPENDENT AUDITORS’ FEES

      The Company retained KPMG LLP to audit the consolidated financial statements for 2002. The aggregate fees billed for professional services provided by KPMG for 2002 for these various services were:

      Audit Fees: $769,000 for services rendered for the annual audit of the Company’s consolidated financial statements for 2002 and the quarterly reviews of the financial statements included in the Company’s Forms 10-Q.

      Financial Information Systems Design and Implementation Fees: None.

      All Other Fees: The aggregate fees billed by KPMG for services other than those described above during the fiscal year ended December 31, 2002 were $280,500 including $57,500 for services rendered to the Company for the preparation of the Company’s federal and state income tax returns for 2002, and certain tax consultation, and $223,000 relating to, among other things, the restatement of financial results for 2001 and related matters.

      The Company’s Audit Committee has determined that the provision of the services provided by KPMG as set forth herein are compatible with maintaining KPMG’s independence.

COMPENSATION AND OTHER

INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

      The following table sets forth certain information concerning the annual and long term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, by (i) Walid Maghribi, who became the Company’s Chief Executive Officer during fiscal year 2002, (ii) James E. Donegan, who resigned his position as Chief Executive Officer of the Company prior to December 31, 2002, (iii) Frank R. DiPietro, who resigned his position as Executive Vice President of Finance, Chief Financial Officer, Treasurer and Clerk of the Company prior to December 31, 2002, and (iv) the Company’s most highly compensated executive officers of the Company, other than the Chief Executive Officer, who were serving in that capacity at the end of fiscal year 2002. These four individuals are referred to as the “Named Executive Officers.”

      Phillip A. Kagel joined us as Senior Vice President, Finance, Chief Financial Officer and Treasurer in February 2003 and is not included in the tables relating to summary compensation and option grants. In addition, Joseph T. Rauschmayer and Kevin Plouse joined us as Senior Vice President of Operations and Senior Vice President of Business Development, respectively, in September 2002 and are also not included in the tables relating to summary compensation and option grants.

Summary Compensation Table

					Long Term
					Compensation(1)

		Annual Compensation			Securities	All Other
	Fiscal				Underlying	Compensation
Name and Principal Position	Year	Salary($)		Bonus($)(2)	Options(#)	($)(3)

Walid Maghribi(4)	2002	$121,154		$0	1,700,000	$0
Chief Executive Officer and President
James E. Donegan(5)	2002	105,840		800,000	0	3,454
Former Chief Executive Officer	2001	282,754		0	60,000	36,764	(6)
	2000	291,692		0	0	20,922
Frank R. DiPietro	2002	228,979	(7)	0	0	67,771	(8)
Former Executive Vice President of	2001	225,731		0	60,000	17,373	(9)
Finance, Chief Financial Officer,	2000	230,000		0	0	0
Treasurer and Clerk
Philip A. Dube	2002	146,613		0	0	1,286
Interim Chief Financial Officer(10)
and Vice President of Finance

(1)	The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long term incentive payments during fiscal years 2000, 2001 or 2002.

(2)	Bonuses are reported in year earned even if actually paid in subsequent year.

(3)	Includes contributions made by the Company on behalf of the Named Executive Officers to the Company’s Tax Deferred Savings Plan, and insurance premiums paid by the Company.

(4)	Mr. Maghribi joined the Company as Chief Executive Officer in August 2002.

(5)	Mr. Donegan resigned as Chief Executive Officer of the Company in June 2002 and the bonus amount reported in the above table for 2002 consists of severance payments to Mr. Donegan.

(6)	Includes $11,563 for relocation costs in 2001 in connection with Mr. Donegan’s move from Massachusetts to California.

(7)	Includes $34,615 of housing allowance in connection with a mortgage subsidy.

(8)	Includes $4,662 of excess life insurance and $62,500 of loan forgiveness.

(9)	Includes $9,296 for relocation costs for 2001 in connection with Mr. DiPietro’s move from Massachusetts to California.

(10)	Mr. Dube served as the Company’s interim Chief Financial Officer until Phillip A. Kagel was appointed Chief Financial Officer in February 2003.

Option Grants in Last Fiscal Year

      The following table sets forth stock options granted during the year ended December 31, 2002 to the Named Executive Officers. No stock appreciation rights (“SARs”) were granted during the year ended December 31, 2002.

	Individual Grants
					Potential Realizable Value
	Number of				at Assumed Annual Rates of
	Securities	Percent of Total			Stock Price Appreciation for
	Underlying	Options Granted	Exercise or		Option Terms ($)(3)
	Options	to Employees in	Base Price per	Expiration
Name	Granted(#)	Fiscal Year(%)(1)	Share($)(2)	Date	5%	10%

Walid Maghribi(4)	1,700,000	39.8%	$3.15	8/19/12	$3,367,731	$8,534,491
James E. Donegan	—	—	—	—	—	—
Frank R. DiPietro	—	—	—	—	—	—
Philip A. Dube	20,000	0.5%	$9.11	4/11/12 (5)	—	—

(1)	A total of 4,044,622 options were granted to employees (including the Named Executive Officers) in fiscal year 2002.

(2)	All options were granted at fair market value on the date of the grant.

(3)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Company’s Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company’s Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(4)	These options will vest at a rate of 25% of the shares subject to the option on the first anniversary of the date of grant and 1/48 of the shares subject to the option each month thereafter.

(5)	Options granted were tendered to the Company and cancelled pursuant to the Company’s October 10, 2002 tender offer. The Company will grant new options to replace the tendered options on May 12, 2003. The replacement options will be granted at the fair market value as of the grant date. Twenty-five percent of the shares underlying the replacement options will be immediately vested and, for each succeeding year, an additional 25% of the shares subject to the replacement option will vest.

Option Exercises and Fiscal Year-End Values

      The following table sets forth information with respect to options to purchase the Company’s Common Stock granted to the Named Executive Officers, including (i) the number of unexercised options outstanding at December 31, 2002; and (ii) the value of such unexercised options at December 31, 2002. There were no shares acquired on exercise by the Named Executive Officers in the fiscal year ended December 31, 2002.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Value Table

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the Money
	Shares		Options at Year-End		Options at Year-End(1)($)
	Acquired	Value
Name	on Exercise	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Walid Maghribi	—	—	—	1,700,000	—	$935,000
James E. Donegan	—	—	—	—	—	—
Frank R. DiPietro	—	—	126,000	—	—	—
Philip A. Dube	—	—	16,900	17,000	—	—

(1)	Value is based on the difference between the option exercise price and the fair market value of the Company’s Common Stock on December 31, 2002, multiplied by the number of shares underlying the options.

Executive Employment and Severance Agreements

      The Company has entered into the following employment agreements with the Named Executive Officers:

      Mr. Maghribi and the Company entered into an employment agreement on August 16, 2002. The employment agreement provides that Mr. Maghribi will serve as Chief Executive Officer of the Company. Mr. Maghribi may voluntarily terminate this employment at any time with or without notice. The Company may terminate his employment at any time with or without cause. If the Company terminates Mr. Maghribi’s employment without cause, he will be entitled to continuing payments equal to his base salary for a period of six (6) months and 50% of the unvested shares of his outstanding stock options will become vested. In addition, if Mr. Maghribi terminates his employment or the Company terminates Mr. Maghribi’s employment without cause, in connection with a change of control (as defined in the employment agreement) that occurs before August 20, 2003, Mr. Maghribi will be entitled to continuing payments equal to his base salary for a period six (6) months and 25% of the shares subject to a certain option issued to him upon his commencement of employment with the Company will become vested. If Mr. Maghribi terminates his employment or the Company terminates Mr. Maghribi’s employment without cause, in connection with a change of control that occurs between August 20, 2003 and August 20, 2006, Mr. Maghribi will be entitled to continuing payments equal to his base salary for a period three (3) years and 100% of the unvested shares of his outstanding stock options will become vested. If Mr. Maghribi terminates his employment or the company terminates Mr. Maghribi’s employment without cause, in connection with a change of control that occurs after August 20, 2006, 100% of the unvested shares of his outstanding stock options will become vested. Pursuant to the employment agreement, Mr. Maghribi’s salary is $350,000 per year. The amount of his annual bonus is at the sole discretion of the Board of Directors.

      Mr. Donegan, the Company’s former Chief Executive Officer, and the Company entered into an employment agreement on May 14, 1999. The employment agreement provides that Mr. Donegan was to serve as President and Chief Executive Officer of the Company or in such other positions as the Board of Directors determined. Under the terms of his employment agreement, Mr. Donegan was permitted to voluntarily terminate this employment after giving the Company written notice of intent to terminate at least thirty (30) days prior to the effective date of such termination. The employment agreement allowed the Company to terminate his employment at any time with or without cause. If the Company terminated Mr. Donegan’s employment without cause or if Mr. Donegan terminated his employment for good reason (as defined in the employment agreement), he was entitled to receive a lump sum payment equal to twenty-four months’ base salary plus his highest annual bonus amount from the three most recent years. In addition, upon a termination by the Company without cause or a termination by Mr. Donegan for good reason, all outstanding stock options of Mr. Donegan were to become vested. Pursuant to the employment agreement, Mr. Donegan’s salary, which could not be less than $252,000 per year, was established annually by the Board of Directors. The amount of his annual bonus was at the sole discretion of the Board of Directors. Furthermore, Mr. Donegan agreed that he would not directly or indirectly compete with the Company during the course of his employment and for an additional one-year period thereafter. Upon Mr. Donegan’s resignation from the Company in June 2002, pursuant to the terms of the employment agreement, Mr. Donegan executed a release of claims against the Company and he received an aggregate severance of $800,000.

      Mr. DiPietro and the Company entered into an employment agreement on May 14, 1999. The employment agreement provides that Mr. DiPietro was to serve as Executive Vice President of Finance and Chief Financial Officer of the Company or in such other positions as the Board of Directors determined. Under the terms of his employment agreement, Mr. DiPietro was permitted to voluntarily terminate this employment after giving the Company written notice of intent to terminate at least thirty (30) days prior to the effective date of such termination. The employment agreement allowed the Company to terminate his employment at any time with or without cause. If the Company terminated Mr. DiPietro’s employment without cause or if Mr. DiPietro terminated his employment for good reason (as defined in the employment agreement), he was entitled to receive a lump sum payment equal to eighteen months’ base salary plus his highest annual bonus from the three most recent years. In addition, upon a termination by the Company without cause or termination by Mr. DiPietro for good reason, all outstanding stock options of Mr. DiPietro become vested. Pursuant to the employment agreement, Mr. DiPietro’s salary, which could not be less than $183,750, was established annually by the Board of Directors. The amount of his annual bonus was at the sole discretion of the Board of Directors. Furthermore, Mr. DiPietro agreed that he would not directly or indirectly compete with the Company during the course of his employment and for an additional one-year period thereafter. Mr. DiPietro resigned as Chief Financial Officer of the Company in December 2002. The Company has not made any severance payments to Mr. DiPietro.

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board of Directors currently consists of Mr. Olmer, Mr. Loeb and Dr. Sprague, each of whom is an independent, non-employee director. The Compensation Committee is responsible for developing the compensation programs that relate to the Company’s executive officers, senior management and other key employees and for establishing the specific short and long term compensation elements thereunder. The Compensation Committee also oversees the general compensation structure for all of the Company’s employees. In addition, the Compensation Committee administers the Company’s 1988 Stock Plan, 1991 Stock Plan, 1993 Stock Plan, 1994 Stock Plan, 1996 Stock Plan, 1996 Director Stock Plan, 1996 Stock Purchase Plan, 1997 Stock Plan, 1999 Stock Plan and the 2000 Non-Qualified Plan. Of these Plans, only the 1996 Stock Purchase Plan, 1997 Stock Plan, the 1999 Stock Plan, the 2000 Non-Qualified Stock Option Plan and 2002 Nonstatutory Stock Option Plan have shares remaining which are available for grant.

      The Company’s executive compensation program established by the Compensation Committee is designed to provide levels of compensation in formats that assist the Company in attracting, motivating and retaining qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long term incentives for the Company’s key decision makers based upon performance and is designed to provide appropriate incentives for maximization of the Company’s short and long term financial results for the benefit of the Company’s stockholders.

      In order to meet its objectives, the Compensation Committee has chosen three basic components for the Company’s executive compensation program to meet the Company’s compensation philosophy. Base salaries, the fixed regular component of executive compensation, are based upon (i) base salary levels among a competitive peer group, (ii) the Company’s past financial performance and future expectations, (iii) the general and industry-specific business environment and (iv) individual performance. Annual bonuses, which are directly linked to the Company’s yearly performance, are designed to provide additional cash compensation based on short term performance of certain key employees. Stock option grants, under the long term component of executive compensation, are designed to incentivize and reward executive officers and key employees for delivering value to the Company’s stockholders over a longer, measurable period of time. Historically, the Company has used the grant of stock options that vest over some measurable period of time, currently five years, to accomplish this objective.

      Mr. Maghribi joined the Company in August 2002 as the Chief Executive Officer. His fiscal 2002 performance was evaluated on the basis of the factors described above applicable to executive officers generally. His base salary was based on a number of factors, including the base salaries of executives performing similar functions for peer companies and his employment contract. The annual bonus and stock option grant components of his compensation, as well as his salary, reflect the Company’s financial performance, the continued introduction and commercialization of new products and progress toward achieving business goals, as well as the achievement of other non-financial goals. No bonus was paid to Mr. Maghribi for fiscal year 2002.

      In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Company’s present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

      Respectfully submitted by the Compensation Committee:

Lionel Olmer Manfred Loeb John L. Sprague

Compensation Committee Interlocks and Insider Participation

      The Company’s Board of Directors has established a Compensation Committee consisting of Mr. Olmer, Mr. Loeb and Dr. Sprague. No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 2002, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Compensation of Directors

      During 2002, directors who were not employees of the Company were entitled to receive $2,500 per quarter as a retainer, $1,000 for each meeting of the Board of Directors attended in person, $500 for each teleconference meeting of the Board of Directors and $1,000 for each committee meeting, unless such committee meeting is held on the same day as a meeting of the Board of Directors in which case the compensation is reduced to $500. Such non-employee directors elected not to accept their fees for the last quarter of 2001 and the first quarter of 2002. The fees described above were reinstated in the second quarter of 2002 at 50% of these amounts level and at 100% beginning with the third quarter of 2002. In addition to these fees, for fiscal year 2003, the Chairman of the Audit Committee will be entitled to receive $2,500 per quarter as an additional retainer. No employee of the Company receives separate compensation for services rendered as a director. All directors are reimbursed for expenses in connection with attending Board and committee meetings.

      On March 14, 1997, the Board of Directors of the Company adopted the 1997 Stock Option Plan, which was approved by the Company’s stockholders at the Special Meeting in Lieu of Annual Meeting held on May 30, 1997. Among other provisions of the 1997 Stock Option Plan, each director, who is not also an employee or consultant of the Company, received on the third Monday in July, 1997 (and has and will continue to receive on the same day each year thereafter) an option to purchase 5,000 shares of Common Stock (the “Director Options”). Each person who is not also an employee or consultant of the Company and becomes a director after the third Monday in July, 1997 will receive, upon the date of his or her initial election as a director, an option to purchase 5,000 shares of Common Stock. In 1999, the Company increased this option grant from 5,000 to 7,500 shares. The Director Options granted will vest one-fifth on each anniversary of the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each Director Option will be for a period of ten years from the date of grant. Director Options will be subject to accelerated vesting under certain circumstances and may be transferred to the extent vested. On February 17, 1999, the Board of Directors adopted the 1999 Stock Plan, which was approved by the Company’s stockholders at the Annual Meeting held on May 28, 1999. The 1999 Stock Plan provides for 1,200,000 shares of the Company’s Common Stock to be reserved for the grant of incentive stock options to employees of the Company and the grant of non-qualified stock options, stock awards and opportunities to make direct purchases of stock in the Company to employees, directors, officers and consultants of the Company. Directors are eligible to receive option grants under the 1999 Stock Plan and the Company intends to grant options to the Directors consistent with past practices. On September 21, 2001, the Board of Directors adopted the 2002 Nonstatutory Stock Option Plan. The 2002 Nonstatutory Stock Option Plan provides for 2,000,000 shares of the Company’s Common Stock to be reserved for grant of non-qualified stock options, stock awards and opportunities to make direct purchases of stock in the Company to employees, directors, officers and consultants of the Company. Directors are eligible to receive option grants under the 2002 Nonstatutory Stock Option Plan and the Company intends to grant options to the Directors consistent with past practices.

      In October 2002, the Company granted each director, who is not also an employee or consultant of the Company, an option to purchase 15,000 shares of Common Stock under the Company’s 2002 Nonstatutory Stock Option Plan. These options will generally vest one-third on each anniversary of the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each option will be for a period of ten years from the date of grant.

      The Company has purchased directors’ and officers’ liability insurance covering all of the Company’s directors and officers. The aggregate premium for this insurance policy in 2002 was $469,991.

STOCK PERFORMANCE GRAPH

      The following performance graph compares the percentage change in the cumulative total stockholder return on the Company’s Common Stock during the five year period from December 31, 1997 through December 31, 2002, with the cumulative total return on (i) a group consisting of the Company’s peer corporations on a line-of-business basis (the “Peer Group”) and (ii) the Nasdaq Composite Index (Total Return). The comparison assumes $100 was invested on December 31, 1996 in the Company’s Common Stock, the Peer Group and the Nasdaq Composite Index and assumes reinvestment of dividends, if any. The Peer Group consists of all corporations that are members of the semiconductor industry with 3674 as their Primary Standard Industrial Classification Number.

COMPARISON OF CUMULATIVE TOTAL RETURN

AMONG SIPEX CORPORATION,
PEER GROUP AND NASDAQ COMPOSITE INDEX*

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

SIPEX Corporation Common Stock	$100.00	$116.12	$81.20	$79.13	$42.48	$12.23
Peer Group	$100.00	$150.56	$323.94	$240.70	$195.35	$91.91
Nasdaq Composite Index (Total Return)	$100.00	$141.04	$248.76	$156.35	$124.64	$86.94

	December 31, 1997	December 31, 2002
	($)	($)

SIPEX Corporation Common Stock	$100.00	$12.23
Peer Group	$100.00	$91.91
Nasdaq Composite Index (Total Return)	$100.00	$86.94

*	$100 invested on January 1, 1998 in Common Stock or the appropriate index, including reinvestment of dividends, through fiscal year ended December 31, 2002.

(1)	This chart is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)	The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on this graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, although the Company is not responsible for any errors or omissions in such information.

CERTAIN TRANSACTIONS

      On December 14, 1998, the Company made a loan to Frank R. DiPietro, former Executive Vice President of Finance, Chief Financial Officer, Treasurer and Clerk of the Company, in the sum of $250,000 cash. The loan was secured by a Pledge and Security Agreement dated December 14, 1998 and was evidenced by the issuance and delivery to the Company of a Promissory Note bearing interest at a rate of 8% per annum, with interest payable on a monthly basis and the principal and any remaining interest payable at maturity. The loan was extended pursuant to the issuance and delivery of a Promissory Note dated December 21, 2000. On March 17, 2001, the Company elected to forgive amounts owed pursuant to the Promissory Note at a rate of 25% per year over the next four years, so long as Mr. DiPietro remained an employee of the Company. The largest aggregate amount of indebtedness under such Promissory Note during the fiscal year ended December 31, 2002 was $268,301. As of April 7, 2003, $220,856 remains outstanding.

      In 2001, as part of the relocation arrangements for Mr. DiPietro, the Company agreed to reimburse Mr. DiPietro for any difference in the contracted sale price of his California residence when he sells it and the original purchase price. In addition, the Chief Executive Officer of the Company executed a letter agreement obligating the Company to pay Mr. DiPietro’s relocation expenses when he sells his California residence. To offset higher housing costs in California, the Company provided Mr. DiPietro with a $3,000 per month mortgage subsidy for 36 months, commencing on the date of purchase of his California residence.

      Alonim Investments Inc. (formerly 4080661 Canada Inc.), a beneficial owner of more than five percent of the Company’s Common Stock, is the parent company of Future Electronics, the Company’s exclusive distributor for North America and Europe and also its largest distributor worldwide. Future Electronics accounted for approximately $16.2 million of the Company’s total net sales for the year ended December 31, 2002. Additional information about the beneficial ownership of Alonim Investments Inc., 4080661 Canada Inc. and Future Electronics is set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” above.

      On September 27, 2002, the Company sold a convertible secured note with an attached warrant to S&F Financial Holdings, Inc., an affiliate of Alonim Investments Inc., for an aggregate cash amount of $12.0 million. The Company recorded the note at $10.4 million and the warrant at $1.6 million (recorded to paid-in-capital) based upon their estimated fair values at the date of issuance using the Black-Scholes option pricing model. The note pays a 5.75% coupon and is convertible after one year into the Company’s Common Stock at a conversion price of $7.50 per share. Following the one-year anniversary of the issuance of the note, the Company can require the conversion of the note in installments if for a period of time the Company’s Common Stock trades at a price in excess of 150% of the conversion price of $7.50. The private placement also included a warrant to purchase 900,000 shares of the Company’s Common Stock exercisable for a two-year period beginning on the one-year anniversary of the date of issuance. The exercise price for the warrant is equal to 110% of the average closing price for the 5 days preceding the closing or $2.9458. The warrant has been recorded as an addition to paid-in capital with the offset recorded as a discount against the note. The discount on the note of $1.6 million, recorded at the time of purchase, is being amortized over the five-year term of the note and may be accelerated as a result of conversion. The note matures on September 27, 2007. The note is secured by a Deed of Trust on the Company’s land and building in Milpitas, California.

PROPOSAL II

INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF

THE COMPANY’S COMMON STOCK

      The Board of Directors has unanimously approved a proposal to increase the number of authorized shares of the Company’s Common Stock to 60,000,000 shares, in order to provide the Company with greater flexibility to take general corporate actions in the future, as described herein.

      AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE COMMON STOCK OUTSTANDING AND ENTITLED TO VOTE IS NECESSARY TO APPROVE THE INCREASE TO THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

      If the proposal to increase the number of authorized shares and the proposal to change the Company’s jurisdiction of incorporation from Massachusetts to Delaware are both approved by the stockholders at the Annual Meeting, it is anticipated that the increase to the number of authorized shares of Common Stock will become effective with the change of jurisdiction of incorporation. The proposal to change the jurisdiction of incorporation of the Company is described in detail below in Proposal III in this proxy statement.

      Assuming this proposal is approved and the change of jurisdiction occurs, the certificate of incorporation of Sipex Delaware will authorize 60,000,000 shares of Common Stock, par value of $0.01 per share, and 1,000,000 shares of Preferred Stock, par value of $0.01 per share. The Company currently has authorized 40,000,000 shares of Common Stock, par value of $0.01 per share, and 1,000,000 shares of Preferred Stock, par value of $0.01 per share. However, if the change of jurisdiction to Delaware is not approved or does not occur for other reasons, the Company will amend its Massachusetts articles of organization to effect the increase in the number of authorized shares.

      As of April 7, 2003, there were 28,030,659 shares of Common Stock outstanding, 6,362,770 shares of Common Stock reserved for issuance upon the exercise of outstanding stock options, 1,600,000 shares of Common Stock reserved for issuance upon the conversion of an outstanding convertible note and 900,000 shares of Common Stock reserved for issuance upon the exercise of an outstanding warrant. In addition, an aggregate of 2,335,973 shares of Common Stock have been reserved for future issuances of stock options under the Company’s stock option plans and 162,615 shares of Common Stock have been reserved for future issuances under the Company’s 1996 Employee Stock Purchase Plan. Therefore, of 40,000,000 shares of Common Stock that are currently authorized, 607,983 shares of Common Stock have not been reserved for any specific use and remain available for future issuances. If the proposal to increase the number of authorized shares of the Company’s Common Stock is approved, an aggregate of 20,607,983 shares of Common Stock will not be reserved for any specific use and will remain available for future issuances.

      The Board of Directors believes that the availability of additional authorized but unissued shares of Common Stock will provide it with the flexibility to issue capital stock for other proper corporate purposes that may be identified in the future, such as to raise capital through the issuance of securities, to make acquisitions using securities as consideration, to issue securities in connection with strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. The Company has not entered into any agreement to use any portion of the additional authorized but unissued shares but evaluates from time to time financing and strategic proposals and alternatives that would involve the issuance of additional shares. These transactions could involve, among other things, the issuance of debt convertible into shares of our stock, the private placement of our stock with strategic investors in public equity, the issuance of shares or warrants convertible into shares of our stock in connection with arrangements with strategic partners, and the use of our shares as consideration in strategic acquisitions.

      In this regard, on May 5, 2003, the Company announced that it has commenced discussions with Future Electronics Inc., the Company’s distributor for North America and Europe, regarding a strategic sales arrangement and the loan of approximately $10 million by Future to the Company. The loan would result in the issuance by the Company of a convertible secured promissory note for the same amount, with rights to convert the note into the Company’s Common Stock contingent on Future Electronics attaining predetermined levels of sales of the Company’s products over specified periods of time. The discussions are preliminary and any terms and conditions of the sales arrangement and note remain subject to negotiation of definitive documentation, board approval and potentially regulatory and other approvals. There can be no assurance that the Company will enter into definitive agreements related to these discussions, and either the Company or Future Electronics may terminate these discussions at any time. Alonim Investments Inc. (formerly 4080661 Canada Inc.), a beneficial owner of greater than five percent of the Company’s Common Stock, is the parent company of Future Electronics. Additional information about the beneficial ownership of Alonim Investments Inc., 4080661 Canada Inc. and Future Electronics is set forth under the captions “Security Ownership of Certain Beneficial Owners and Management” and “Certain Transactions” above.

      The Company’s Board of Directors does not currently have any proposals or plans, other than the potential transaction with Future Electronics, to use the additional shares of authorized Common Stock. The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares for use should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Company’s stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

      The Company’s stockholders do not have preemptive rights with respect to Common Stock and Preferred Stock. Thus, should the Board of Directors elect to issue additional shares, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

      The increase in the authorized number of shares of Common Stock and Preferred Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the increase and this proposal has not been submitted to the Company’s stockholders in response to any stockholders’ accumulation of the Company’s capital stock or any threat or perceived threat of a takeover of the Company. Notwithstanding these factors, in the event of a hostile attempt to take over control of the Company, it may be possible for Company to endeavor to impede the attempt by issuing shares of the Common Stock or Preferred Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The increase to the authorized number of shares therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the increase in the number of authorized shares may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

PROPOSAL III

CHANGE IN THE COMPANY’S STATE OF INCORPORATION

FROM MASSACHUSETTS TO DELAWARE

      The Board of Directors has unanimously approved a proposal to change the Company’s state of incorporation from Massachusetts to Delaware (the “Reincorporation”). In recent years, a number of public corporations have obtained the approval of their stockholders to reincorporate in Delaware. The Board believes it is beneficial and important that the Company also obtain the advantages of Delaware law. The Board believes the proposed change in domicile is in the best interests of the Company and its stockholders for several reasons, including: (i) the greater predictability and flexibility afforded by Delaware corporate law and its greater responsiveness to corporate needs, (ii) the more favorable and predictable corporate environment afforded by Delaware to corporate directors and officers, and (iii) the greater certainty afforded by Delaware law with respect to directors’ duties in the face of takeover offers and with respect to anti-takeover measures.

      AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE COMMON STOCK OUTSTANDING AND ENTITLED TO VOTE IS NECESSARY TO APPROVE THE MERGER CHANGING THE STATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM MASSACHUSETTS TO DELAWARE.

      Approval by stockholders of the reincorporation proposal will constitute approval of the Agreement and Plan of Merger and Reincorporation (the “Reincorporation Agreement”), the form of amended and restated certificate of incorporation and the form of amended and restated bylaws of Sipex Delaware (the “Delaware Certificate” and the “Delaware Bylaws,” respectively, and the “Delaware Certificate and Bylaws” collectively), draft copies of which are set forth in Appendices B, C and D, respectively, to this Proxy Statement. No other approval is required for the Reincorporation.

      If approved by the stockholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable date (the “Effective Date”); however, pursuant to the Reincorporation Agreement, the merger may be delayed or abandoned or the Reincorporation Agreement may be amended prior to the Effective Date, if the Board of Directors deems it inadvisable to proceed as contemplated herein, except that the principal terms may not be amended without stockholder approval. This discussion is qualified in its entirety by reference to the Reincorporation Agreement and the Delaware Certificate and Delaware Bylaws. In the Delaware Certificate, assuming the proposal to increase the number of authorized shares of the Company’s Common Stock set forth as Proposal II in this proxy statement is approved, the Company will have authorized 60,000,000 shares of Common Stock, par value of $0.01 per share, and 1,000,000 shares of Preferred Stock, par value of $0.01 per share. If the proposal to increase the number of authorized shares of the Company’s Common Stock is not approved, the Delaware Certificate will authorize 40,000,000 shares of Common Stock, par value of $0.01 per shares, and 1,000,000 shares of Preferred Stock, par value of $0.01 per share, as currently authorized by the Company’s articles of organization in Massachusetts.

Reasons for Reincorporation

      Predictability, Flexibility and Responsiveness to Corporate Needs. Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. In addition, Delaware offers a system of specialized chancery courts to deal with corporate law questions. These courts have developed considerable expertise in dealing with corporate issues as well as a substantial and influential body of case law construing Delaware’s corporate law. In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under Massachusetts law.

      Directors and Officers. The Board believes that reincorporation under Delaware law will enhance the Company’s ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The intense competition that has characterized the semiconductor industry has greatly expanded the challenges and risks facing the directors and officers of companies within the semiconductor industry. To date, the Company has not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, the Company believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

      The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Massachusetts law. The Board believes that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

      Takeover Response. The Company currently has in place a number of measures designed to protect stockholder interests in the event of a hostile takeover attempt against the Company. The Company proposes to include similar measures in the charter and Bylaws of Sipex Delaware. These measures include the classification of the board of directors, no provisions for cumulative voting, authorized but undesignated preferred stock, a requirement that holders of a substantial percentage of voting stock act together to call a special meeting of stockholders, advance notice provisions for stockholder proposals at an annual or special meeting of stockholders, and the requirement that actions by written consent of stockholders be unanimous. Many of these measures have not been as fully tested in the Massachusetts courts as in the Delaware courts. As a result, Delaware law affords greater certainty that these measures will be interpreted, sustained and applied in accordance with the intentions of the Board. In general, Delaware case law provides a well developed body of law defining the proper duties and decision making process expected of a board of directors in evaluating potential and proposed corporate takeover offers and business combinations. The Board believes that these measures and related Delaware law will help the Board to protect the Company’s corporate strategies, to consider fully any proposed takeover and alternatives, and, if appropriate, to negotiate terms that maximize the benefit to the Company’s stockholders. Notwithstanding these factors, the Reincorporation proposal has not been submitted to the Company’s stockholders in response to any stockholders’ accumulation of the Company’s capital stock or any threat or perceived threat of a takeover of the Company. The Company does not have any current plans to implement additional measures that are designed to have anti-takeover effects.

Possible Disadvantages

      Despite the belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its stockholders, there are certain differences in the substantive rights and protections afforded to stockholders under Delaware and Massachusetts law. In addition, franchise taxes in Delaware will be greater than in Massachusetts. For a comparison of stockholders’ rights and powers of management under Delaware and Massachusetts law, see “Significant Changes Caused by the Reincorporation” below.

Reincorporation Procedure

      The proposed Reincorporation would be accomplished by merging the Company into SIPEX Corporation, a new wholly-owned Delaware subsidiary of the Company, or “Sipex Delaware,” pursuant to an Agreement and Plan of Merger and Reincorporation, the Reincorporation Agreement. When the Reincorporation becomes effective, the Company’s name will continue to be SIPEX Corporation. The Reincorporation will not result in any change in the Company’s business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

      On the effective date of the proposed Reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of Sipex Delaware, and stockholders of the Company will automatically become stockholders of Sipex Delaware. At the effective time of the Reincorporation, the number of outstanding shares of common stock of Sipex Delaware will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective time of the Reincorporation. In addition, each outstanding option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of Sipex Delaware, under the same terms and conditions as the original options or rights. All of the Company’s employee benefit plans, including the 1988 Stock Plan, 1991 Stock Plan, 1993 Stock Plan, 1994 Stock Plan, 1996 Stock Plan, 1996 Director Stock Plan, 1996 Stock Purchase Plan, 1997 Stock Plan, 1999 Stock Plan, the 2000 Non-Qualified Stock Option Plan and the 2002 Nonstatutory Stock Option Plan will be adopted and continued by Sipex Delaware following the Reincorporation. The Company’s stockholders should recognize that approval of the proposed Reincorporation will constitute approval of the adoption and assumption of those plans by Sipex Delaware.

      No action need be taken by the Company’s stockholders to exchange their stock certificates as a result of the Reincorporation. Certificates for shares of the Company’s stock will automatically represent an equal number of shares of Sipex Delaware stock upon completion of the Reincorporation. However, stockholders may submit their existing stock certificates representing shares of the Company to Equiserve, the transfer agent of Sipex Delaware, and obtain new certificates. The Company intends to apply for the listing and registration of Sipex Delaware Common Stock on the NASDAQ National Market.

Certain Federal Income Tax Consequences of the Reincorporation

      The following discussion addresses certain federal income tax considerations that are generally applicable to holders of Common Stock of the Company who receive Common Stock of Sipex Delaware in exchange for their Common Stock of the Company in the Reincorporation. This discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular of the Company’s stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, who are foreign persons or who acquired their Common Stock of the Company through stock option or stock purchase programs or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). Finally, no foreign, state or local tax considerations are addressed herein. Accordingly, the company’s stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reincorporation and related transactions, including the applicable federal, state, local and foreign tax consequences to them of the Reincorporation and such related transactions.

      The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to the Company, Sipex Delaware and/or the Company’s stockholders.

      Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code (a “Reorganization”), the following federal income tax consequences will generally result:

(a) No gain or loss will be recognized by holders of the Common Stock of the Company upon receipt of Common Stock of Sipex Delaware pursuant to the Reincorporation;

(b) The aggregate tax basis of the Common Stock of Sipex Delaware received by each stockholder of the Company in the Reincorporation will be equal to the aggregate tax basis of the Common Stock of the Company surrendered in exchange therefor;

(c) The holding period of the Common Stock of Sipex Delaware received by each stockholder of the Company will include the period for which such stockholder held the Common Stock of the Company surrendered in exchange therefor, provided that such Common Stock of the Company was held by such stockholder as a capital asset at the time of the Reincorporation; and

(d) No gain or loss will be recognized by the Company or Sipex Delaware as a result of the Reincorporation.

      A successful IRS challenge to the Reorganization status of the Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Common Stock of the Company exchanged in the Reincorporation equal to the difference between the stockholder’s basis in such share and the fair market value, as of the time of the Reincorporation, of the Common Stock of Sipex Delaware received in exchange therefor. In such event, a stockholder’s aggregate basis in the shares of Common Stock of Sipex Delaware received in the exchange would equal their fair market value on such date, and the stockholder’s holding period for such shares would not include the period during which the stockholder held Common Stock of the Company.

      Even if the Reincorporation qualifies as a Reorganization, a stockholder would recognize gain if, and to the extent that, the stockholder received (directly or indirectly) consideration other than Common Stock of Sipex Delaware in exchange for the stockholder’s Common Stock of the Company or to the extent that the Common Stock of Sipex Delaware were considered to be received in exchange for services or property other than solely for Common Stock of the Company. All or a portion of such gain could be taxable as ordinary income. Under the terms of the Reincorporation Agreement, no such consideration other than Common Stock of Sipex Delaware will be issued in the Reincorporation.

      The Company’s stockholders will be required to attach a statement to their tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the stockholder’s tax basis in the stockholder’s Common Stock of the Company and a description of the Common Stock of Sipex Delaware received.

Interests of the Company’s Directors and Officers

      The Company’s stockholders should be aware that reincorporation in Delaware may be of benefit to the Company’s directors by reducing the directors’ potential personal liability and increasing the scope of permitted indemnification, by strengthening the directors’ ability to resist a takeover bid, and in other respects. The Reincorporation is not intended to and will not affect the rights of any parties to any of the lawsuits to which the Company is a party. The interests of the Board in recommending the Reincorporation may therefore be in conflict with the interests of the stockholders, and the interests of the Board, management and affiliated stockholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated stockholders. For a more complete discussion of the principal differences between Massachusetts and Delaware law and the charters and bylaws of the Company and Sipex Delaware as they affect stockholders, see “Significant Changes Caused by the Reincorporation.”

Right to Dissent and Appraisal Rights of Stockholders Objecting to Proposed Reincorporation

      Sections 86 through 98 of the General Laws of Massachusetts sets forth the rights of stockholders of the Company who object to the Reincorporation. The following summary of rights of dissenting stockholders is qualified in its entirety by reference to the provisions of Sections 86 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, a copy of which is attached hereto as Appendix E.

      Any stockholder of the Company (i) who files with us at our principal office of 233 South Hillview Drive, Milpitas, CA, 95035 before the taking of the vote on the approval of the Reincorporation Proposal a written objection including a statement of intention to dissent, his name and residence address, the number and class of shares as to which he dissents and that such stockholder intends to demand payment for such stockholder’s shares if the action is taken, and (ii) whose shares are not voted in favor of such action, has or may have the right to demand in writing from Sipex Delaware within twenty (20) days after the date of mailing to such stockholder of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Sipex Delaware and any such stockholder shall in such case have the rights and duties and shall follow the procedure set forth in Sections 88 to 98, inclusive of Chapter 156B of the General Laws of Massachusetts.

      Within ten (10) days after the vote of stockholders authorizing the Reincorporation, we must give written notice of such authorization to each dissenting stockholder who has complied with the statutory requirements. Within thirty (30) days after the expiration of the period within which stockholders may file their demand for payment, Sipex Delaware must pay each stockholder who has filed such demand the fair value of such stockholder’s stock. If we and the dissenting stockholder are unable to agree as to such value, Section 90 of the General Laws of Massachusetts provides for judicial determination of value. In the event of such a disagreement, a court proceeding shall be commenced by us or the dissenting stockholder in the Superior Court of the Commonwealth of Massachusetts. We intend to timely commence such a proceeding in the event of such a disagreement.

      A negative vote on the Reincorporation does not constitute a “written objection” required to be filed by an objecting stockholder. An abstention from voting on the Reincorporation or failure to specify any vote on the proxy card will not constitute a waiver of rights under Sections 86 through 98 of the General Laws of Massachusetts provided that a written objection has been properly filed.

      A dissenting stockholder who receives payment for his shares upon exercise of his right of appraisal will, subject to the provisions of Section 302(b) of the Internal Revenue Code, recognize capital gain or loss for federal income tax purposes, measured by the difference between the basis for his shares and the amount of payment received. Stockholders who may dissent and seek right of appraisal should consult with their tax advisors.

Termination of Reincorporation

      The Board of Directors may terminate and cancel the Reincorporation at any time prior to the effectiveness thereof, either before or after submission of the Reincorporation to a vote of stockholders.

Significant Changes Caused by the Reincorporation

      In general, the Company’s corporate affairs are governed at present by the corporate law of Massachusetts, the Company’s state of incorporation, and by the articles of organization and bylaws of the Company (the “Massachusetts Articles” and the “Massachusetts Bylaws,” respectively, and the “Massachusetts Articles and Bylaws” collectively), which have been adopted pursuant to Massachusetts law. The Massachusetts Articles and Massachusetts Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to SIPEX Corporation, 233 South Hillview Drive, Milpitas, California 95035, Attention: Chief Financial Officer.

      If the Reincorporation Agreement is adopted and approved, the Company will merge into, and its business will be continued by, Sipex Delaware. Following the Reincorporation, issues of corporate governance and control would be determined under Delaware rather than Massachusetts law. The Massachusetts Articles and Bylaws, will, in effect, be replaced by Delaware Certificate and the Delaware Bylaws. Accordingly, it is important for stockholders to understand the differences among these documents and between Delaware and Massachusetts law in deciding whether to approve the Reincorporation.

      A number of differences between Massachusetts and Delaware law and among the various charter documents of the Company and Sipex Delaware are summarized below. The following discussion summarizes the more important differences in the corporation laws of Delaware and Massachusetts and does not purport to be an exhaustive discussion of all of the differences, and the summary is qualified in its entirety by reference to the provisions of these laws. Such differences can only be determined in full by reference to the Massachusetts General Laws Annotated (the “MGLA”) and to the Delaware General Corporation Law (the “DGCL”) and to the case law interpreting these statutes. Stockholders of the Company are advised to consult with their own legal counsel regarding such matters. In addition, both Massachusetts and Delaware law provide that many of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

Capital Stock of Sipex Delaware

      As mentioned, except for those shares purchased from dissenting stockholders pursuant to their appraisal rights, each currently outstanding share of Company Common Stock will be exchanged for one share of Sipex Delaware common stock. The common stock of Sipex Delaware, like the Common Stock of the Company, will have no preemptive, conversion, redemption or similar rights. Upon the liquidation of Sipex Delaware, the holders of common stock would be entitled to share ratably in the net assets available for distribution to stockholders. Since the shares of common stock of Sipex Delaware, like those of the Company, do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so.

      Under the Delaware Certificate, the Company’s stockholders will not have preemptive rights with respect to common stock. Thus, should the Board of Directors elect to issue additional shares of common stock of Sipex Delaware, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

Special Meeting of Stockholders

      The DGCL provides that special meetings of stockholders may be called only by the directors or by any other person or persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Certificate and the Delaware Bylaws provide that special meetings may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Sipex Delaware board of directors or by stockholders who hold at least 40% in interest of the capital stock entitled to vote at the proposed meeting.

      Under the MGLA, special meetings of stockholders of a corporation with a class of voting stock registered under the Securities Exchange Act of 1934, unless otherwise provided in the articles of organization or bylaws, must be called by the Clerk (or, in certain circumstances, any other officer) upon written application by stockholders who hold at least 40% in interest of the capital stock entitled to vote thereon. The Massachusetts Bylaws provide that special meetings of stockholders may be called by the President or by the board of directors of the Company, and shall be called by the Clerk or, in case of death, absence, incapacity or refusal of the Clerk, by any other officer upon written application of stockholders who hold at least 40% in interest of the capital stock entitled to be voted at the proposed meeting.

Voting Requirements and Quorums for Stockholder Meetings

      Under the DGCL, a majority of the issued and outstanding stock entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, unless the certificate of incorporation or bylaws specify a different percentage, but in no event may a quorum consist of less than one-third of the shares entitled to vote at the meeting. Under the DGCL, the affirmative vote of the majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present and entitled to vote on the subject matter is deemed to be the act of the stockholders, unless the DGCL, the certificate of incorporation or the bylaws specify a different voting requirement.

      The Delaware Bylaws provide that, except as otherwise provided by law or in the Delaware Certificate, the holders of a majority of the issued and outstanding stock of Sipex Delaware entitled to vote shall constitute a quorum for the transaction of business. The Delaware Bylaws provide that when a quorum is present, action on a matter is approved by the affirmative vote of a majority of the shares present in person or represented by proxy and voting, in all matters other than the election of directors, and unless the Delaware Certificate or DGCL requires a higher percentage of affirmative votes.

      Under the MGLA, unless the articles of organization or bylaws provide otherwise, a majority of the issued and outstanding stock entitled to vote at any meeting constitutes a quorum. Except for the election of directors and other fundamental matters, the MGLA does not prescribe the percentage vote required for stockholder action. Under the Massachusetts Bylaws, a majority of the shares of the Company then outstanding and entitled to vote constitutes a quorum for the transaction of business. The Massachusetts Bylaws provide, except where a different vote is required by law, the Massachusetts Articles or the Massachusetts Bylaws, all questions shall be determined by a vote of a majority of each class voting.

Action to be Taken at Stockholder Meetings

      The Delaware Bylaws provide that at an annual meeting of stockholders, subject to any other applicable requirements, only such business may be conducted as has been either specified in the notice of meeting, proposed at the time of the meeting by or at the direction of the Sipex Delaware board of directors, or proposed at such time by a stockholder who had given timely prior written notice to the Secretary of Sipex Delaware of such stockholder’s intention to bring such business before the meeting. To be timely, notice must be received by Sipex Delaware (i) not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the preceding year’s annual meeting or (ii) not less than forty-five (45) days nor more than seventy-five (75) days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting, whichever period described in clause (i) or (ii) of this sentence occurs first, subject to certain exceptions. The notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including a brief description of the business the stockholder proposes to bring before the meeting, the name and address of the stockholder proposing such business, the reasons for conducting the business at the meeting, the class and number of shares of stock of Sipex Delaware beneficially owned by such stockholder, and any material interest of such stockholder in the business so proposed. If the Chairman of a meeting of Sipex Delaware stockholders determines that business was not properly brought before the meeting in accordance with the foregoing procedures, such business will not be conducted at the meeting. Nothing in the Delaware Bylaws precludes discussion by any stockholder of any business properly brought before the annual meeting in accordance with the above-mentioned procedures.

      The Delaware Bylaws provide that at a special meeting of stockholders, with respect to nominations or other proposals to be brought before a special meeting by a stockholder, notice, to be timely, must be delivered not earlier than ninety (90) calendar days prior to such special meeting and not later than the later of (i) sixty (60) calendar days prior to such meeting and (ii) ten (10) calendar days following the day on which the public announcement of the date of such special meeting of stockholders is first made.

      The Massachusetts Bylaws contain provisions substantially similar to the provisions of the Delaware Bylaws described above. For notices to be timely, notices must be received by the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting, subject to certain exceptions and, with respect to special meetings of stockholders, not later than ten (10) days following the earlier of (i) public disclosure of the scheduled date or (ii) the mailing of stockholder notices of the scheduled meeting.

Nomination and Election of Directors

      The Delaware Bylaws provide that, except as otherwise provided by law, directors are elected by the vote of the holders of a plurality of the shares of stock cast at a meeting of stockholders at which a quorum is present. Neither the Sipex Delaware Certificate nor the Delaware Bylaws allows cumulative voting for the election of directors. The Delaware Bylaws provide that notice of proposed stockholder nominations of candidates for election as directors at an annual meeting of stockholders must be received by the Secretary of Sipex Delaware in accordance with the provisions described above in the Section entitled “Action to be Taken at Stockholder Meetings.” Notice of proposed stockholder nominations of candidates for election as directors at a special meeting of stockholders at which directors are to be elected must also be received by the Secretary of Sipex Delaware in accordance with the provisions described above in the section entitled “Action to be Taken at Stockholder Meetings.” The notice must contain certain information about the proposed nominee, including age, business and residence addresses and principal occupation, the number of shares of stock of Sipex Delaware beneficially owned and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person. Sipex Delaware may also require any proposed nominee to furnish other information reasonably required by Sipex Delaware to determine the proposed nominee’s eligibility to serve as a director. If the Chairman of a meeting of Sipex Delaware stockholders determines that a person was not nominated in accordance with the foregoing procedures, such person shall not be eligible for election as a director.

      The Massachusetts Bylaws contain provisions substantially similar to the provisions of the Delaware Bylaws described above.

Inspection Rights

      Under the DGCL, every stockholder has a right to examine, in person or by agent or attorney, during the usual hours for business, and for any proper purpose, the corporation’s stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. In order to exercise the foregoing right, a stockholder must submit a written demand to the corporation, under oath, stating the purpose of the inspection. Upon refusal of the corporation (or its agent or an officer of the corporation) to permit an inspection demanded by a stockholder, or of a failure to reply to a stockholder’s demand within five (5) business days after such demand has been made, a stockholder may apply to the Delaware Court of Chancery to compel the inspection. Where a stockholder seeks to have the Chancery Court compel an inspection of the corporation’s books and records, other than its stock ledger or list of stockholders, the stockholder must first establish that it has complied with the formal requirements of making a demand for inspection and that the inspection is for a proper purpose. For purposes of this provision of the DGCL, a “proper purpose” is one that is reasonably related to such person’s interest as a stockholder. The Delaware Bylaws provide that Sipex Delaware shall prepare a complete list of stockholders entitled to vote at a given meeting, at least ten (10) days before such meeting. Such list shall be open for examination by any stockholder for any purpose germane to the relevant meeting, during ordinary business hours, for a period of at least ten (10) days prior to such meeting.

      The MGLA requires that every domestic corporation maintain in Massachusetts, and make available for inspection by its stockholders, the original, or attested copies of, the corporation’s articles of organization, bylaws, records of all meetings of incorporators and stockholders, and the stock and transfer records listing the names of all stockholders and their record addresses and the amount of stock held by each. The MGLA further provides that if any officer or agent of a corporation having charge of such corporate records (or copies thereof) refuses or neglects to exhibit them in legible form or to produce for examination a list of stockholder names, record addresses and amount of stock held by each, such officer or agent or the corporation will be liable to any stockholder for actual damages sustained by reason of such refusal or neglect. In an action for damages or a proceeding in equity under the foregoing provision, however, it is a defense to such action that the actual purpose and reason for the inspection being sought is to secure a list of stockholders or other information for the purpose of selling the list or other information or of using them for purposes other than in the interest of the person seeking them, as a stockholder, relative to the affairs of the corporation. The foregoing rights relating to inspection are deemed to include the right to copy materials and to be represented by agent or counsel in exercising these rights.

      The Massachusetts Bylaws provide that the original or attested copies of the Massachusetts Articles, the Massachusetts Bylaws and records of all meetings of incorporators and stockholders, and the stock and transfer records, shall be kept in Massachusetts at the principal office of the Company, or at an office of its Clerk, resident agent or transfer agent. The Massachusetts Bylaws also provide that such corporate documents shall be available at all reasonable times for inspection by any stockholder for any proper purpose but not to secure a list of stockholders or other information for the purpose of selling such list or information or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the Company.

Action by Written Consent of Stockholders

      Under the DGCL, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken by stockholders at any annual or special meeting may be taken without a meeting and without prior notice, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted, consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. All such consents must, in order to be effective, be signed and delivered to the corporation within sixty (60) days after the earliest dated consent is delivered to the corporation. The Delaware Certificate and Bylaws prohibit stockholder action by written consent in lieu of a meeting, unless all stockholders entitled to vote on the matter consent to the action, and require the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of stock, voting together as a single class, to amend this restriction.

      Under the MGLA, any action required or permitted to be taken by stockholders at a meeting may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. The Massachusetts Bylaws provide that any action by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action by writing.

Cumulative Voting

      Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by stockholders in the election of directors. The Delaware Certificate does not provide for cumulative voting.

      The MGLA has no cumulative voting provision, and the Massachusetts Articles do not provide for cumulative voting.

Dividends and Stock Repurchases

      Under the DGCL, a corporation generally is permitted to declare and pay dividends out of surplus or out of net profits for the current and/or preceding fiscal year, provided that the capital of the corporation is not less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, under the DGCL a corporation may generally redeem or repurchase shares of its stock if the capital of the corporation is not impaired and if such redemption or repurchase will not impair the capital of the corporation. Under the DGCL, the directors of a corporation are jointly and severally liable for negligently or willfully making improper dividend payments, stock repurchases or redemptions. Directors held to be liable pursuant to this provision of the DGCL are entitled to be subrogated to the rights of the corporation against stockholders receiving dividends on, or assets for the sale or redemption of, their stock with knowledge that such dividend, repurchase or redemption was unlawful.

      The Delaware Bylaws provide that dividends may be declared and paid on the capital stock of Sipex Delaware as and when determined by the Sipex Delaware board of directors and subject to the DGCL.

      Under the MGLA, the directors of a corporation will be jointly and severally liable if a payment of dividends or a repurchase of a corporation’s stock is (i) made when the corporation is insolvent, (ii) renders the corporation insolvent or (iii) violates the corporation’s articles of organization. Stockholders to whom a corporation makes any distribution (except a distribution of stock of the corporation) if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distribution to them, respectively.

      The Massachusetts Articles provide that holders of the Company’s Common Stock will be entitled to received dividends as may be declared from time to time by the Board of Directors after requirements with respect to preferential dividends on the Preferred Stock have been met and after the Company has complied will all requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts. The Company has never declared or paid cash dividends on its capital stock. No shares of Preferred Stock of the Company are outstanding.

Classification, Number and Qualification of the Board of Directors

      The DGCL permits (but does not require) classification of a corporation’s board of directors into one, two or three classes. Under the DGCL, the number of directors shall be fixed or determined in the manner the bylaws provide, unless the corporation’s certificate of incorporation fixes the number of directors, in which case the number of directors may only be changed by amending the certificate of incorporation. The Delaware Certificate and Bylaws provide for the classification of the Sipex Delaware board of directors into three classes, with the terms of the classes staggered so that only one class is elected each year, in each case for a three-year term or until a successor to each director in each such class is duly elected and qualified. The Delaware Certificate provides that the number of directors will be fixed from time to time by the Sipex Delaware board of directors. Neither the Delaware Certificate nor the Delaware Bylaws set forth specific qualification requirements for directors. Any vacancy on the Sipex Delaware board of directors, however occurring, including a vacancy resulting from an enlargement of the Sipex Delaware board of directors, may only be filled by vote of a majority of the directors then in office.

      The MGLA requires classification of a public corporation’s board of directors into three classes (each having a three-year term) and imposes certain other obligations, unless the directors of such public corporation elect by vote to be exempt from such requirement or the stockholders of such public corporation, at a meeting duly called for such purpose, elect to be exempt from such requirement by a vote of two-thirds of each class of stock outstanding. The Massachusetts Articles and Bylaws provide for the classification of the Company’s board of directors into three classes, as nearly equal in number as possible, with the terms of the classes staggered so that only one class is elected each year, in each case for a three-year term or until a successor to each director in each such class is duly elected and qualified. The MGLA requires that the number of directors be fixed or determined in the corporation’s bylaws but shall not be less than three directors whenever there are more than two stockholders of record. The Massachusetts Bylaws provide that the number of directors of the Company shall consist of at least three but not more than nine members. The Massachusetts Bylaws provide that the number of directors may be fixed only by vote of the Board of Directors. Neither the Massachusetts Articles nor the Massachusetts Bylaws set forth specific qualification requirements for directors.

Removal of Directors

      Under the DGCL, stockholders may generally remove directors with or without cause by a majority vote; however, stockholders may remove members of a classified board only for cause, unless the certificate of incorporation provides otherwise. The Delaware Certificate states that any director may be removed only for cause by the affirmative vote of the holders of a majority or more of the outstanding shares of capital stock of Sipex Delaware entitled to vote at a meeting of the stockholders called for that purpose.

      Under the MGLA, in the case of directors of a corporation with a class of voting stock registered under the Securities Exchange Act of 1934 who are classified with respect to the time for which they severally hold office, stockholders may effect, by the affirmative vote of a majority of the shares outstanding and entitled to vote in the election of directors, the removal of any director or directors or the entire board of directors only for cause.

Vacancies on the Board of Directors

      Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of directors then in office, even though less than a quorum. The DGCL also provides that where directors are elected by classes or series of stock, vacancies are to be filled by the remaining directors elected by the class or series in whose directorships the vacancy occurs. The Delaware Certificate and Bylaws provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Sipex Delaware board of directors for any other reason may be filled only by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

      The MGLA provides that in the case of a classified board (such as the Company’s), any vacancy in the board of directors, including a vacancy resulting from the enlargement of the board of directors, shall be filled solely by the affirmative vote of a majority of the directors then in office, even though less than a quorum. The Massachusetts Bylaws also provide that newly created directorships resulting from any increase in the number of directors or any vacancy shall be filled solely by the Company’s board of directors.

Exculpation of Directors

      The DGCL permits a corporation to provide in its certificate of incorporation that a director shall not be personally liable for monetary damages stemming from breaches of fiduciary duties. Under the DGCL, a charter provision limiting directorial liability cannot relieve a director of personal liability for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful repurchases or redemptions of stock or (iv) any transactions from which the director derived an improper personal benefit.

      In Massachusetts, a corporation’s articles of organization may limit the personal liability of its directors for breaches of their fiduciary duties. Under the MGLA, this limitation is generally unavailable for acts or omission by a director which (i) were in violation of such director’s duty of loyalty, (ii) were in bad faith or which involved intentional misconduct or a knowing violation of law or (iii) involved in a financial profit or other advantage to which the director was not legally entitled. The MGLA also prohibits the elimination or limitation of director liability for unauthorized loans to insiders or distributions that occur when a corporation is, or which renders a corporation, insolvent.

      The Delaware Certificate and the Massachusetts Articles provide for limitations on directors’ liability as permitted by the DGCL and the MGLA, respectively.

Indemnification of Directors, Officers and Others

      Both the DGCL and the MGLA generally permit indemnification of directors, officers, employees and certain others for expenses incurred by them by reason of their position with the corporation, if such person has acted in good faith and with the reasonable belief that his or her conduct was in or not opposed to the best interest of the corporation. However, unlike the MGLA, the DGCL does not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although it does permit indemnification in such situations if approved by the Delaware Court of Chancery) and for expenses related to such actions.

      The Delaware Certificate provides that no director shall be personally liable for any monetary damages for any breach of fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of DCGL or (d) for any transaction from which the director derived an improper personal benefit. If DCGL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by DCGL as so amended. The Delaware Certificate also provides that Sipex Delaware shall indemnify to the fullest extent permitted by law any director or officer of Sipex Delaware for any litigation or other legal proceeding brought against him by virtue of his position as a director or officer of Sipex Delaware, except any action initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

      The Massachusetts Bylaws provide that the Company shall, to the fullest extent legally permissible, indemnify each of its directors, officers, employees and other agents (including persons who were acting at its request as a director, officer or employee of another organization in which the Company directly or indirectly owns shares or of which it is a creditor) against all expenses (including attorneys’ fees), judgments, liabilities and amounts paid in settlement reasonably incurred by or imposed upon such person by reason of his being, or related to his status as a director, officer, employee or other agent, unless such indemnification is prohibited by MGLA.

Transactions With Interested Parties

      The DGCL provides that no transaction between a corporation and one or more of its directors or officers, or an entity in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall be void or voidable solely for that reason, nor will such a transaction be void or voidable solely because the director or officer is present at or votes at the meeting of the board of directors or committee which authorizes the transaction or solely because his or her votes are counted for such purpose, provided that (i) the material facts as to the relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof and the board or committee authorizes the transaction by the affirmative vote of a majority of the disinterested directors even though the disinterested directors number less than a quorum, (ii) the material facts as to the interested director’s or officer’s relationship or interest and as to the transaction are disclosed or are known to the stockholders entitled to vote thereon and the transaction is specifically approved in good faith by vote of those stockholders or (iii) the transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors or committee or the stockholders. The DGCL permits common or interested directors to be counted in determining the presence of a quorum at a meeting of the board or of a committee that authorizes an interested director or officer transaction. The Delaware Bylaws contain a provision regarding transactions with interested parties which substantially tracks the provisions of the DGCL summarized above.

      The MGLA contains no provision comparable to that of the DGCL. The Massachusetts Bylaws provide that no transaction of the Company shall, in the absence of fraud or bad faith, be affected or invalidated by the fact that any stockholder, director or officer of the Company or any organization of which he may be a director, officer, stockholder or a member may be a party to or may have an interest in such transaction; provided that if such individual’s presence is required for quorum or vote is necessary to adopt such contract or transaction, then the nature and extent of such interest, if material, was disclosed to, or known by, the board of directors or stockholders acting on such transaction.

Fundamental Transactions

      The DGCL generally requires that mergers and consolidations, and sales, leases or exchanges of all or substantially all of a corporation’s property and assets, be approved both by the directors and by a vote of the holders of a majority of the outstanding stock entitled to vote, though a corporation’s certificate of incorporation may require a greater-than-majority vote. Under the DGCL, a corporation that is the surviving corporation in a merger need not have stockholder approval for the merger if (i) each share of the surviving corporation’s stock outstanding prior to the merger remains outstanding in identical form after the merger, (ii) there is no amendment to its certificate of incorporation and (iii) the consideration going to stockholders of the non-surviving corporation is not common stock (or securities convertible into common stock) of the surviving corporation or, if it is such stock or securities convertible into such stock, the aggregate number of shares of common stock actually issued or delivered, or initially issuable upon conversion, does not exceed twenty percent of the shares of the surviving corporation’s common stock outstanding immediately prior to the effective date of the merger. The Delaware Certificate does not provide anything different from the DGCL requirements.

      The MGLA generally requires approval of mergers and consolidations and sales, mortgages, leases or exchanges of all or substantially all of a corporation’s property by a vote of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, except that (i) the articles of organization may provide (which the Massachusetts Articles do) for a vote of a lesser proportion but not less than a majority of each such class and (ii) unless required by the corporation’s articles of incorporation (which the Massachusetts Articles do not), an agreement providing for a merger need not be submitted to the stockholders of a corporation surviving a merger but may be approved by vote of its directors if (a) the agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization of such corporation, (b) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock of such corporation to be issued or delivered pursuant to the agreement of merger do not exceed 15% of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger, and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the provision of the MGLA governing the issue of authorized but unissued capital stock.

      The Company may be subject to the provisions of Chapter 110F of the MGLA, an anti-takeover law. In general, this statute prohibits a Massachusetts corporation with more than 200 stockholders from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person becomes an interested stockholder, unless (i) the interested stockholder obtains the approval of the board of directors prior to becoming an interested stockholder, (ii) the interested stockholder acquires ninety percent of the outstanding voting stock of the corporation (excluding shares held by certain affiliates of the corporation) at the time the stockholder becomes an interested stockholder, or (iii) the business combination is approved by both the board of directors and holders of two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder). An “interested stockholder” is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) five percent or more of the corporation’s voting stock. A “business combination” includes a merger, consolidation, certain stock or asset sales, and certain other specified transactions resulting in a financial benefit to the interested stockholder. The Company may at any time elect not to be governed by Chapter 110F by amending its Restated Articles of Organization and Bylaws by a vote of a majority of the stockholders entitled to vote, but such an amendment would not be effective for twelve months and would not apply to a business combination with any person who became an interested stockholder prior to the adoption of the amendment. Section 110F would not apply if the Company does not have (i) its principal executive office or substantial assets within the commonwealth of Massachusetts, and (ii) either more than ten percent of its stockholders of record residing within the commonwealth of Massachusetts or more than ten percent of its issued and outstanding shares owned of record by residents of the commonwealth of Massachusetts.

      In addition, the Massachusetts Bylaws also include a provision excluding the Company from the applicability of MGLA Chapter 110D, entitled “Regulation of Control Shares Acquisitions.” Under Chapter 110D, any stockholder of a corporation subject to this statute who acquires twenty percent or more of the outstanding voting stock of such corporation may not vote such stock unless the other stockholders of such corporation holding a majority of the outstanding voting stock so authorize.

      MGLA Chapter 156B, Section 50A, requires that publicly held Massachusetts corporations that have not “opted out” of Section 50A have a classified board of directors consisting of three classes as nearly equal in size as possible. Section 50A also provides that directors who are so classified shall be subject to removal by the stockholders only for cause. The Company’s Amended and Restated Bylaws contain provisions which reflect Section 50A.

Anti-Takeover Measures

      The Board believes that a hostile takeover attempt may have a negative effect on the Company and its stockholders. Takeover attempts that have not been negotiated or approved by the board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms which are less favorable to all of the stockholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes and the management and business of the acquiring corporation.

      The Massachusetts Articles and Bylaws already include certain provisions available to the Company under Massachusetts law to deter hostile takeover attempts and to help provide adequate opportunity for the board to consider and respond to a takeover offer. These provisions include a classified board, no provisions for cumulative voting, a requirement that holders of a substantial percentage of voting stock act together to call a special meeting of stockholders, advance notice provisions for stockholder proposals at an annual meeting of stockholders, and the requirement that actions by written consent of stockholders be unanimous. These provisions will also be included in the Delaware Certificate and Bylaws following the Reincorporation.

      Sipex Delaware would also retain the rights currently available to the Company under Massachusetts law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reincorporation, shares of authorized and unissued common stock and preferred stock of Sipex Delaware could (within the limits imposed by applicable law) be issued, or preferred stock could be created and issued with terms, provisions and rights, to make more difficult, and therefore less likely, a takeover of Sipex Delaware. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Sipex Delaware.

      In addition to specific anti-takeover measures, a number of differences between Massachusetts and Delaware law, which are effective without action by Sipex Delaware, could have a bearing on unapproved takeover attempts. One such difference is the existence of a DGCL provision regulating tender offers by restricting permitted business combinations with “interested stockholders,” which provision is intended to limit coercive takeovers of companies. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at anytime, by action of its stockholders. The Company has no present intention of opting out of the statute. The MGLA has a comparable provision which prohibits a Massachusetts corporation from engaging in a business combination with an interested stockholder (a person owning 5% or more of the outstanding voting stock) for three years following the date on which the person becomes an interested stockholder. The MGLA provision would not apply if the Company does not have (i) its principal executive office or substantial assets within the commonwealth of Massachusetts, and (ii) either more than ten percent of its stockholders of record residing within the commonwealth of Massachusetts or more than ten percent of its issued and outstanding shares owned of record by residents of the commonwealth of Massachusetts.

      More generally, Delaware law may permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties, including various anti-takeover measures, than do the laws of many other states, including Massachusetts. In addition to the measures described above, certain types of “poison pill” defenses (such as stockholder rights plans) have been upheld by Delaware courts, but have not yet been dispositively addressed by Massachusetts courts, thus rendering their effectiveness and interpretation in Massachusetts less certain.

      The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. To the extent that the Reincorporation may provide greater deterrence to takeover offers and greater defenses against takeovers, the Reincorporation may have the effect of discouraging or defeating future takeover attempts which a substantial number or majority of Sipex Delaware’s stockholders might wish to accept and which might provide a substantial premium over market prices. However, the Board believes that the potential suddenness and disadvantages of unapproved takeover attempts (such as disruption of the Company’s business and the possibility of terms which may be less favorable to all of the stockholders than would be available in a board-approved transaction) are sufficiently great that, on balance, prudent steps to reduce the likelihood of such takeover attempts and to help ensure that the Board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms, are in the best interests of the Company and its stockholders. The Board also believes that any additional defenses and deterrence provided by the Reincorporation are incremental in light of the Company’s existing takeover defenses. Notwithstanding these factors, the Reincorporation proposal has not been submitted to the Company’s stockholders in response to any stockholders’ accumulation of the Company’s capital stock or any threat or perceived threat of a takeover of the Company. The Company does not have any current plans to implement additional measures that are designed to have anti-takeover effects.

Charter Amendments

      Under the DGCL, charter amendments require the approval of the board of directors and both a general vote of a majority of all outstanding shares entitled to vote thereon, and a class vote of a majority of outstanding shares of each class entitled to vote as a class. In addition, the DGCL requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a particular class of stock. Under the DGCL, a provision in a corporation’s certificate of incorporation requiring a supermajority vote of the Board of Directors or stockholders may be amended only by such supermajority vote. In addition, any amendment, repeal or modification of the indemnification provisions of the Delaware Certificate shall be prospective only.

      Under the MGLA, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the articles of organization effecting one or more of the following: (i) an increase or reduction of the capital stock of any authorized class; (ii) a change in the par value of authorized shares with par value, or any class thereof; (iii) a change of authorized shares (or any class thereof) from shares with par value to shares without par value, or from shares without par value to shares with par value; (iv) certain changes in the number of authorized shares (or any class thereof); or (v) a corporate name change. Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, or, if the articles of organization so provide for a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon. If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock a two-thirds vote of such class voting separately, or a two-thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment. The Massachusetts Articles require a vote of a majority of the stock outstanding and entitled to vote to authorize any amendment to the Massachusetts Articles.

Amendments to Bylaws

      The DGCL provides that stockholders may amend a corporation’s bylaws and, if so provided in its charter, the board of directors may also have this power. Under the DGCL, the power to adopt, amend or repeal bylaws lies in the stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

      The Delaware Bylaws grant the Sipex Delaware board of directors the authority to amend or repeal the Delaware Bylaws by the affirmative vote of a majority of the total number of authorized directors, except in the case of any amendment or repeal of the Delaware Bylaws that alters the provisions of the Delaware Bylaws with respect to (i) removal of directors, (ii) election of committees by directors, (iii) the delegation of powers to any such committee, (iv) certain contracts and transactions, (v) indemnification of officers, directors and certain employees agents, or (vi) any other provision which by law, the Delaware Certificate, or the Delaware Bylaws requires stockholder action. In the event of a duly authorized and adopted amendment or repeal of Delaware Bylaws by the Sipex Delaware board of directors, the notice for the next meeting of stockholders following such action by the board must disclose the substance of the change to the Delaware Bylaws and be sent to all stockholders entitled to vote on amending the Delaware Bylaws. The stockholders may amend or repeal the Delaware Bylaws by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of Sipex Delaware entitled to vote at a meeting of the stockholders, provided the notice of such meeting sent to stockholders contained notice of such amendment or repeal.

      The MGLA provides that stockholders may amend a corporation’s bylaws and, if so provided in its charter, the board of directors may also have this power. Under the MGLA, the power to make, amend or repeal bylaws also lies in the stockholders entitled to vote; provided, that the directors may also make, amend or repeal the bylaws, except with respect to any provision which by law, the articles of organization, the bylaws may provide that the directors may also make, amend or repeal the bylaws, except with respect to any provision which by law, the articles of organization or the bylaws requires action by the stockholders.

      The Massachusetts Articles provide that the Company’s board of directors may amend or repeal the Massachusetts Bylaws, except as provided by law or the Massachusetts Bylaws. The Massachusetts Bylaws provide that the Massachusetts Bylaws may be amended or repealed by either the stockholders or a majority of the directors then in office, except that no amendment may be made by the board of directors on matters reserved to the stockholders by law, the Massachusetts Articles or the Massachusetts Bylaws or which changes the provisions of the Massachusetts Bylaws relating to the removal of directors, certain contracts and transactions, indemnification of directors, officers and certain employees or agents, election of committees by directors or delegation of powers to committees.

Appraisal Rights

      Under the DGCL, appraisal rights are available to dissenting stockholders in connection with a statutory merger or consolidation in certain specified situations. Appraisal rights are not available under the DGCL when a corporation is to be the surviving corporation and no vote of its stockholders is required in order to approve the merger. In addition, unless otherwise provided in a corporation’s charter, no appraisal rights are available under the DGCL to holders of shares of any class of stock which is either (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 stockholders, unless such stockholders (in (i) or (ii)) are required by the terms of the merger to accept in exchange for their shares anything other than: (a) shares of stock of the surviving corporation; (b) shares of stock of another corporation which are or will be listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders; (c) cash in lieu of fractional shares of such stock; or (d) any combination thereof. Appraisal rights are not available under the DGCL in the event of the sale, lease or exchange of all or substantially all of a corporation’s assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the certificate of incorporation. The Delaware Certificate does not grant the appraisal rights described in the preceding sentence.

      Under the MGLA, a properly dissenting stockholder is entitled to receive the appraised value of his shares when the corporation votes (i) to sell, lease or exchange all or substantially all of its property and assets, (ii) to adopt an amendment to its articles of organization which adversely affects the rights of the stockholder, or (iii) to merge or consolidate with another corporation, unless a vote of the stockholders was not required to approve such merger or consolidation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively, “Reporting Persons”), to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Company. Based solely on the Company’s review of copies of such forms received by it or written representations from certain Reporting Persons, the Company believes that all its officers, directors and greater than ten percent stockholders complied with all filing requirements applicable to them with respect to transactions during fiscal year 2002, except that a Form 4 was filed late in 2002 for each non-employee director, Joseph C. Consoli, Manfred Loeb, Douglas M. McBurnie, Lionel Olmer, Willy M.C. Sansen and John Sprague, and that a Form 3 filed in 2002 for Kevin Plouse, Senior Vice President of Business Development, was amended in April 2003.

EXPENSES AND SOLICITATION

      The cost of soliciting proxies on behalf of the Company will be borne by the Company. The Company will pay banks, brokers and other entities that exercise fiduciary powers which hold shares of Common Stock of record in nominee name or otherwise or as a participant in a registered clearing agency or which hold shares of Common Stock on behalf of beneficial owners and deposit such shares for safekeeping with another entity that exercises fiduciary powers their reasonable expenses for completing the mailing to security holders of proxy soliciting material and annual reports supplied by the Company. Further solicitation may be made by the officers and employees of the Company by mail, telephone, telegraph or personal interview without additional compensation. The Company also may retain a professional proxy solicitation service at the Company’s expense to assist in the solicitation of proxies if necessary.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

      Proposals of stockholders intended for inclusion in the Company’s proxy materials to be furnished to all stockholders entitled to vote at the 2004 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at the Company’s principal executive offices not later than January 13, 2004.

      The SEC rules allow the proxies of Company management to use their discretionary voting authority with respect to any stockholder proposal, when and if raised at the Annual Meeting of stockholders, that is not intended to be included in the Company’s proxy statement, without any discussion of the matter in the proxy statement, unless the stockholder has notified the Company of such proposal not less than forty-five (45) calendar days in advance of the anniversary of the mailing date of the prior year’s proxy statement. The discretionary vote deadline for the 2004 Annual Meeting of Stockholders is March 28, 2004.

      Stockholders intending to submit proposals for consideration at next year’s annual meeting, whether by inclusion in the Company’s proxy materials or otherwise, are advised to review the Company’s bylaws for additional requirements with respect to applicable advance notice requirements.

      THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
SIPEX CORPORATION

Purpose:

      The purpose of the Audit Committee of the Board of Directors of SIPEX Corporation (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

      In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Membership:

      The Audit Committee members will be appointed by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders, and shall serve at the discretion of the Board of Directors. Unless a Chair of the Audit Committee is designated by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Committee. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

•	At least one member will qualify as a financial expert, as defined by (i) the NASDAQ National Market Audit Committee requirements and (ii) the rules of the SEC.

Responsibilities:

      The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Meetings:

      The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate to fulfill the responsibilities of the Audit Committee under this charter.

Minutes:

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports:

      In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

Compensation:

      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

Delegation of Authority:

      The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

APPENDIX B

FORM OF AGREEMENT AND PLAN OF MERGER AND REINCORPORATION

      AGREEMENT AND PLAN OF MERGER AND REINCORPORATION (“Merger Agreement”), dated as of                     , 2003, by and between SIPEX Corporation, a Massachusetts corporation (the “Company”), and SIPEX Corporation, a Delaware corporation (“Sipex Delaware”).

      WHEREAS, the Company is a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts;

      WHEREAS, Sipex Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

      WHEREAS, the Company has authority to issue forty million (40,000,000) shares of Common Stock, par value $0.01 per share (the “Company’s Common Stock”), of which                      shares are issued and outstanding and one million (1,000,000) shares of preferred stock, par value $0.01 per share (the “Company’s Preferred Stock”), none of which has been issued;

      WHEREAS, prior to the Effective Date of the Merger (as such terms are hereinafter defined), additional shares of the Company’s Common Stock may be issued upon the exercise of options to purchase the Company’s Common Stock and pursuant to employee benefit plans of the Company and its subsidiaries;

      WHEREAS, Sipex Delaware has authority to issue [sixty million (60,000,000)] [forty million (40,000,000)] shares of Common Stock, par value $0.01 per share (the “Delaware Common Stock”) and one million (1,000,000) shares of preferred stock par value $0.01 per share, (the “Delaware Preferred Stock”);

      WHEREAS, one hundred (100) shares of the Delaware Common Stock are issued and outstanding, all of which are owned, beneficially and of record, by the Company;

      WHEREAS, the respective Boards of Directors of the Company and Sipex Delaware have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interest of both corporations that the Company merge with and into Sipex Delaware upon the terms and conditions hereinafter provided and in accordance with the laws of the State of Delaware and the Commonwealth of Massachusetts in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

      WHEREAS, the respective Board of Directors of the Company and Sipex Delaware have approved this Merger Agreement and directed that this Merger Agreement be submitted to a vote of their respective stockholders for approval.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Sipex Delaware hereby agree as follows:

      1. Merger. Subject to the terms and conditions of this Merger Agreement, the Company shall be merged with and into Sipex Delaware (the “Merger”) in accordance with Section 253 of the Delaware General Corporation Law (“DGCL”) and Section 79 of Chapter 156B of the Massachusetts General Laws Annotated (“MGLA”) such that Sipex Delaware shall be the surviving corporation (hereinafter referred to as the “Surviving Corporation”). The Merger shall become effective upon the date (the “Effective Date”) on which a certified copy of this Merger Agreement or a Certificate of Merger, executed and acknowledged on behalf of Sipex Delaware and the Company, in accordance with the requirements of the DGCL and the MGLA, has been filed with the Delaware Secretary of State and the Massachusetts Secretary of State.

      2. Certificate of Incorporation. The Certificate of Incorporation of Sipex Delaware, as in effect on the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.

      3. Directors, Officers and Bylaws. The directors of the Company immediately prior to the Effective Date shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Date shall be the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation, except that the person serving as Secretary of Sipex Delaware shall serve as Secretary of the Surviving Corporation and the position of Clerk of the Company shall no longer exist and any person serving in such position shall not continue as an officer of the Surviving Corporation. The Bylaws of Sipex Delaware, as in effect on the Effective Date, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

      4. Succession. From and after the Effective Date, the Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of the Company; and the title to any real estate vested by deed or otherwise, in either of the Company and/or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens on any property of either of said corporation shall be reserved unimpaired, and all debts, liabilities and duties of said corporations shall, as of the Effective Date, attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against any of said corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company.

      5. Further Assurances. From time to time as and when requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Company and/or the Surviving Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interest, assets, right, privileges, immunities, powers, franchises, and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Company, or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      6. Conversion of Shares.

      (a) Upon the Effective Date, each share of the Company’s Common Stock issued and outstanding or held in the treasury of the Company immediately prior thereto (other than shares of the Company’s Common Stock in respect of which dissenters’ rights shall properly have been exercised in accordance with the MGLA) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Common Stock.

      (b) Upon the Effective Date, each share of the Company’s Preferred Stock issued and outstanding or held in the treasury of the Company immediately prior thereto shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Preferred Stock.

      (c) Upon the Effective Date, the one hundred (100) shares of Delaware Common Stock currently issued and outstanding in the name of the Company shall be canceled and retired without any consideration being issued or paid therefor and shall resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

      (d) Each outstanding option to purchase shares of the Company’s Common Stock under any of the stock option or stock purchase plans of the Company (an “Old Option”) and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option (the “New Option”) to purchase, upon the same terms and conditions, the number of shares of Delaware Common Stock which is equal to the same number of shares of Company’s Common Stock which may be purchased under such Old Option. The exercise price per share under each New Option shall be equal to the exercise price per share immediately prior to the Effective Date with respect to each Old Option. All of the Company’s stock option plans and stock options granted thereunder, outstanding immediately prior to the Effective Date are automatically amended to permit plan continuance and stock option continuance and conversion into those of the Surviving Corporation following the Merger notwithstanding any provisions heretofore contained in such plans or outstanding options providing for termination in the event of a merger in which the Company is not the surviving corporation.

      7. Stock Certificates. Upon the Effective Date, each certificate representing issued and outstanding shares of the Company’s Common Stock (other than shares of the Company’s Common Stock in respect of which dissenters’ rights shall properly have been exercised in accordance with the MGLA) shall be deemed and treated for all purposes as representing the shares of Delaware Common Stock into which such shares of the Company’s Common Stock have been converted. Each stockholder of the Company may, but is not required to, exchange any existing stock certificates representing shares of the Company’s Common Stock for stock certificates representing the same number of shares of Delaware Common Stock. All shares of Delaware Common Stock into which shares of the Company’s Common Stock shall have been converted pursuant to this Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares. When the Merger becomes effective, the holders of certificates representing the Company’s Common Stock outstanding prior to the Effective Date (except for shares of the Company’s Common Stock in respect of which dissenters’ rights shall have been properly exercised in accordance with the MGLA) shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to the Delaware Common Stock into which their shares of the Company’s Common Stock are to be converted by the Merger. Upon the Effective Date, the stock transfer books of the Company shall be closed and no transfer of shares of the Company’s Common Stock outstanding immediately prior to the Effective Date shall thereafter be made or consummated.

      8. Employee Option and Benefit Plans and Other Stock Rights. As of the Effective Date: (a) all employee option, benefit or compensation plans of the Company (collectively, the “Plans”) and all obligations of the Company under the Plans, including the outstanding options granted pursuant to the Plans, and (b) all obligations of the Company under all other benefit or compensation plans and outstanding stock rights in effect as of the Effective Date with respect to which employee rights or accrued benefits or other rights are outstanding as of the Effective Date, shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee option, benefit or compensation plan of the Company provided for the issuance or purchase of, or otherwise related to, the Company’s Common Stock, after the Effective Date such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Delaware Common Stock.

      9. Stockholder Approval. This Merger Agreement shall be submitted to a vote of the shareholders of the Company and the sole stockholder of Sipex Delaware in accordance with the laws of the Commonwealth of Massachusetts and the State of Delaware, respectively. In the event that this Merger Agreement shall be not approved by the requisite vote of holders of a majority of the Company’s Common Stock outstanding and entitled to vote at the Company’s 2003 annual meeting or any adjournment thereof, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.

      10. Plan of Reorganization. This Agreement is intended to be a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

      11. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Date with respect to any of the items contained herein.

      12. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Sipex Delaware or the Company or both, notwithstanding the approval of this Merger Agreement by the stockholders of the Company or the sole stockholder of Sipex Delaware.

      13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, except to the extent the laws of the State of Delaware are required to apply to the Merger.

      IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of the Company and Sipex Delaware by their respective duly authorized officers as of the date first written above.

SIPEX CORPORATION,
a Massachusetts corporation

Name:
Title:

SIPEX CORPORATION,
a Delaware corporation

Name:
Title:

APPENDIX C

FORM OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
SIPEX CORPORATION
a Delaware corporation

      SIPEX Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”) hereby certifies as follows:

      1. That this corporation was originally incorporated on April 9, 2003 under the name SIPEX Corporation, pursuant to the General Corporation Law.

      2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the amendments and restatement herein set forth have been duly approved by the Board of Directors of SIPEX Corporation.

      3. Pursuant to Sections 228, 242 and 245 of the General Corporation Law, the amendments and restatement herein set forth have been duly approved by the written consent of the stockholders of SIPEX Corporation.

      4. Pursuant to Section 245 of the General Corporation Law, this Amended and Restated Certificate of Incorporation (this “Certificate”) restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of this corporation.

      5. The text of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

ARTICLE I

      The name of this corporation is SIPEX Corporation (the “corporation”).

ARTICLE II

      The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

      The nature of the business or purposes to be conducted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, as the same exists or may hereafter be amended.

ARTICLE IV

      The corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the corporation shall have authority to issue is [41,000,000] [61,000,000] consisting of [40,000,000] [60,000,000] shares of Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share.

      The Board of Directors of the corporation (the “Board”) is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

      Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

ARTICLE V

      The following provisions are inserted for the management of the business and the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

      A. The business and affairs of the corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation.

      B. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

      C. Any action required or permitted to be taken by the stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall have been signed by all stockholders entitled to vote on the matter.

      D. Special meetings of stockholders of the corporation may be called only by the Chairman of the Board, the Chief Executive Officer, the President, the Board acting pursuant to a resolution adopted by a majority of the Whole Board, and upon the written application, in the manner provided in the Bylaws of the Corporation, of one or more stockholders holding shares in the aggregate entitled to cast not less than 40% of the votes at that meeting. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors of the corporation whether or not there exist any vacancies in previously authorized directorships.

ARTICLE VI

      A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board pursuant to a resolution duly adopted by a majority of the Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be classified, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, as nearly equal in number as possible, with Class I to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2004, Class II to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2005, and Class III to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2006, with each class to hold office until its successor is duly elected and qualified. At each succeeding annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

      B. Subject to the rights of the holders of any series of Preferred Stock then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board, be filled only by a majority vote of the directors then in office, whether or not less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No reduction in the authorized number of directors shall have the effect of removing any director before such director’s term of office expires.

      C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

      D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, unless otherwise restricted by statute, by the Certificate of Incorporation or the Bylaws of the corporation, any director, or all of the directors, may be removed from the Board, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the corporation then entitled to vote at the election of directors, voting together as a single class.

ARTICLE VII

      The Board is expressly empowered to adopt, amend or repeal any of the Bylaws of the corporation, subject to any limitations and requirements set forth in the Bylaws of the corporation. Any duly authorized adoption, amendment or repeal of the Bylaws of the corporation by the Board shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation by an affirmative vote of the holders of at least a majority of the voting power of the then outstanding shares of capital stock of the corporation then entitled to vote at the election of directors, voting as a single class.

ARTICLE VIII

      A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended.

      The corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director or officer of the corporation (or any predecessor thereof), or serves or served at any other corporation, partnership, joint venture, trust or other enterprise as a director, officer, employee or agent at the request of the corporation (or any predecessor); provided, however, that, except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the corporation. The right to indemnification conferred by this Section 2 shall include the right to be paid by the corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. The corporation may indemnify to the fullest extent permitted by law, as now or hereinafter in effect, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was an employee or agent of the corporation or any predecessor of the corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the corporation or any predecessor to the corporation. The rights to indemnification and to the advancement of expenses conferred in this Section 2 shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the corporation, any statute, agreement, vote of the stockholders of the corporation or disinterested directors of the corporation or otherwise.

      Any amendment, repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the corporation existing at the time of such amendment, repeal or modification.

ARTICLE IX

      The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

      IN WITNESS WHEREOF, SIPEX Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by its President and Chief Executive Officer this                     , 2003.

SIPEX CORPORATION

WALID MAGHRIBI
President and Chief Executive Officer

APPENDIX D

FORM OF

AMENDED AND RESTATED
BYLAWS
OF
SIPEX CORPORATION

D-i

D-ii

D-iii

AMENDED AND RESTATED

BYLAWS
OF
SIPEX CORPORATION

ARTICLE I

CORPORATE OFFICES

          1.1 Registered Office

      The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

          1.2 Other Offices

      The Board of Directors of the corporation (the “Board”) may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

          2.1 Place of Meetings

      Meetings of stockholders shall be held at any place, within or outside the State of Delaware, as designated by the Board. In the absence of any such designation, stockholders’ meetings shall be held at the registered office of the corporation.

          2.2 Annual Meeting

      The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board. At the annual meeting, directors shall be elected and any other proper business may be transacted.

          2.3 Special Meeting

      Subject to the rights of the holders of any series of Preferred Stock then outstanding, special meetings of the stockholders may be called at any time only by the Board acting pursuant to a resolution duly adopted by a majority of the Whole Board (as defined below), the Chairman of the Board, the Chief Executive Officer or by the President, or upon the written application of one or more stockholders holding shares in the aggregate entitled to cast not less than 40% of the votes at that meeting. The term “Whole Board” shall mean the total number of authorized directors of the corporation whether or not there exist any vacancies in previously authorized directorships. If any person(s) other than the Board calls a special meeting, the request shall (a) be in writing, (b) specify the time of such meeting and the general nature of the business proposed to be transacted and (c) be delivered personally or sent by registered mail or by facsimile transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the corporation. The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with the provisions of Sections 2.4 and 2.5 of these Bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

          2.4 Notice of Stockholders’ Meetings; Exception to Requirements of Notice

      All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten (10) nor more than sixty (60) calendar days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting (as authorized by the Board in its sole discretion pursuant to Section 211(a)(2) of the General Corporation Law of Delaware), and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Any previously scheduled meeting of stockholders may be postponed, and, unless the Certificate of Incorporation of the corporation, as the same may be amended and/or restated from time to time (as so amended and restated, the “Certificate”) provides otherwise, any special meeting of the stockholders called by the Board, the Chairman of the Board, the Chief Executive Officer or the President may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of stockholders.

      Whenever notice is required to be given, under the General Corporation Law of Delaware, the Certificate or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

      Whenever notice is required to be given, under any provision of the General Corporation Law of Delaware, the Certificate or these Bylaws, to any stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any actions or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the General Corporation Law of Delaware.

      The exception in subsection (a) of the above paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

          2.5 Manner of Giving Notice; affidavit of notice

      Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the records of the corporation or if electronically transmitted as provided in Section 2.16 of these Bylaws, and otherwise is given when delivered. An affidavit of the Secretary or an Assistant Secretary, the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          2.6 Quorum

      The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or the Certificate. If, however, such quorum is not present or represented at any meeting of the stockholders, then a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

          2.7 Adjourned Meeting; Notice

      When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting (as authorized by the Board in its sole discretion pursuant to Section 211(a)(2) of the General Corporation Law of Delaware), are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The Chairman of the meeting shall have the power to adjourn any meeting of stockholders for any reason and the stockholders shall have the power to adjourn any meeting of stockholders in accordance with Section 2.6 of these Bylaws.

          2.8 Voting

      The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

      Except as otherwise provided in the provisions of Section 213 of the General Corporation Law of Delaware (relating to the fixing of a date for determination of stockholders of record), or as may be otherwise provided in the Certificate, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

      If a quorum is present, in all matters, other than the election of directors and except as otherwise required by law or by the Certificate, the affirmative vote of the majority of shares present or represented by proxy at the meeting and entitled to vote and voting on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

          2.9 Waiver of Notice

      Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice, or any waiver by electronic transmission, unless so required by the Certificate or these Bylaws.

          2.10 Stockholder Action by Written Consent

      Any action required or permitted to be taken by the stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall have been signed by all stockholders entitled to vote on the matter.

          2.11 Record Date for Stockholder Notice

      In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which such date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which such date shall not be more than sixty (60) nor less than ten (10) calendar days before the date of such meeting, nor more than sixty (60) days prior to any other action.

      If the Board does not so fix a record date:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

      2.12 Proxies

      Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him, her or it by a written proxy, signed by the stockholder and filed with the Secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the General Corporate Law of Delaware or as otherwise provided under Delaware law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

      2.13 List of Stockholders Entitled to Vote; Stock Ledger

      The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) calendar days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) for a period of at least ten (10) calendar days prior to the meeting during ordinary business hours at the principal place of business of the corporation.

      In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to the stockholders of the corporation. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      2.14 Nominations and Proposals by Stockholders at Annual or Special Meeting

      Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual or special meeting of stockholders (a) pursuant to the corporation’s notice with respect to such meeting, (b) by or at the direction of the Board, or (c) by any stockholder of record of the corporation who was a stockholder of record at the time of the giving of the notice provided for in these Bylaws, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.14.

      For nominations or other proposals of business to be properly brought before an annual or special meeting by a stockholder pursuant to clause (c) of the preceding paragraph, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation (as provided in the third paragraph below), (ii) such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has (1) provided the corporation with a Solicitation Notice (as defined below), (2) such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination(s), have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee(s) proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 2.14, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section.

      To be timely, a stockholder’s notice for an annual meeting of stockholders shall be delivered to the Secretary at the principal executive offices of the corporation (a) not later than the close of business on the sixtieth (60th) calendar day, nor earlier than the close of business on the ninetieth (90th) calendar day, prior to the first anniversary of the preceding year’s annual meeting, or (b) not later than the close of business on the forty-fifth (45th) calendar day, nor earlier than the close of business on the seventy-fifth (75th) calendar day, prior to the first anniversary (the “Anniversary”) of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting, whichever period described in clause (a) or (b) of this sentence occurs first; provided, however, that if the date of the annual meeting is advanced more than thirty (30) calendar days prior to, or delayed by more than sixty (60) calendar days after, the anniversary of the preceding year’s annual meeting, and in respect of nominations or other proposals to be brought before a special meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) calendar day prior to such annual or special meeting and not later than the close of business on the later of (i) the sixtieth (60th) calendar day prior to such annual or special meeting, and (ii) the tenth (10th) calendar day following the day on which Public Announcement (as defined below) of the date of such meeting is first made; and provided, further, that with respect to the 2004 annual meeting of stockholders, reference in this paragraph to the “preceding year’s annual meeting” shall refer to the 2003 annual meeting of Sipex Corporation, a Massachusetts corporation. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominee(s) as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended or any successor thereto (the “Exchange Act”), and such nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected, as well as a written statement executed by such person acknowledging that as a director of the corporation, such person will owe a fiduciary duty under the General Corporation Law of Delaware exclusively to the corporation and its stockholders, (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination(s), a sufficient number of holders of the corporation’s voting shares to elect such nominee(s) (an affirmative statement of such intent, a “Solicitation Notice”).

      Notwithstanding anything in the first sentence of the third paragraph of this Section 2.14 to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominee(s) for director or specifying the size of the increased Board made by the corporation at least fifty-five (55) calendar days prior to the Anniversary, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominee(s) for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) calendar day following the day on which such Public Announcement is first made by the corporation.

      Only such persons nominated in accordance with the procedures set forth in this Section 2.14 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. The Chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the annual or special meeting and shall be disregarded.

      For purposes of this Section 2.14, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13, 14 or 15(d) of the Exchange Act. In no event shall the Public Announcement of an adjournment of stockholders meeting commence a new time period for the giving of stockholder’s notice as described above.

      Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      2.15 Organization

      Meetings of stockholders shall be presided over by (a) the Chairman of the Board or, in the absence thereof, (b) such person as the Chairman of the Board shall appoint or, in the absence thereof or in the event that the Chairman of the Board shall fail to make such appointment, (c) such person as the Chairman of the executive committee of the corporation shall appoint or, in the absence thereof or in the event that the Chairman of the executive committee of the corporation shall fail to make such appointment, any officer of the corporation elected by the Board. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the Chairman of the meeting appoints.

      The Board shall, in advance of any meeting of stockholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the Chairman of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the General Corporate Laws of Delaware or other applicable law.

      The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations, if any, the Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such Chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting (and shall announce such at the meeting).

2.16	Notice by Electronic Transmission

      Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of the General Corporation Law of Delaware, the Certificate or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (a) the corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the corporation in accordance with such consent, and (b) such inability becomes known to the Secretary or an Assistant Secretary of the corporation, the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

      Notice given pursuant to the above paragraph shall be deemed given (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice, (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (c) if by a posting on an electronic network together with a separate notice to the stockholder of such specific posting, upon the later of (i) such posting, and (ii) the giving of such separate notice, and (d) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or Assistant Secretary, the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall in the absence of fraud, be prima facie evidence of the facts stated therein.

      For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. This Section 2.16 shall not apply to Section 164 (failure to pay for stock; remedies), Section 296 (adjudication of claims; appeal), Section 311 (revocation of voluntary dissolution), Section 312 (renewal, revival, extension and restoration of certificate of incorporation) or Section 324 (attachment of shares of stock) of the General Corporation Law of Delaware.

ARTICLE III

DIRECTORS

3.1	Powers

      The business and affairs of the corporation shall be managed by or under the direction of the Board. In addition to the power and authorities these Bylaws expressly confer upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not required by statute, the Certificate or these Bylaws to be exercised or done by the stockholders.

3.2	Number of Directors; Term of Office

      Subject to the rights of the holders of any Preferred Stock of the corporation to elect additional directors under specified circumstances, the authorized number of directors of the corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution duly adopted by a majority of the Board members then in office.

      No reduction of the authorized number of directors shall have the effect of removing any director before such director’s term of office expires.

3.3	Election and Qualification of Directors

      Except as provided in the Certificate or Section 3.4 of these Bylaws, directors shall be classified, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, one (1) class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2004, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2005, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2006, with each class to hold office until its successor is duly elected and qualified. At each succeeding annual meeting of stockholders, commencing with the first annual meeting (a) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (b) if authorized by a resolution of the Board, directors may be elected to fill any vacancy on the Board, regardless of how such vacancy shall have been created (as set forth in Section 3.4 below).

      Directors need not be stockholders unless so required by the Certificate or these Bylaws, wherein other qualifications for directors may be prescribed.

      Elections of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot and, subject to the rights of the holders of any Preferred Stock of the corporation to elect additional directors under specified circumstances, a plurality of the votes cast thereat shall elect directors. The ballot shall state the name of the stockholder or proxy voting or such other information as may be required under the procedure established by the Chairman of the meeting. If authorized by the Board, such requirement of a ballot shall be satisfied by a ballot submitted by electronic transmission provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic submission was authorized.

3.4	Resignation and Vacancies

      Any director may resign at any time upon written notice or by electronic transmission to the corporation.

      Subject to the rights of the holders of any series of Preferred Stock of the corporation then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal from office or other cause, shall be filled only by a majority vote of the directors then in office, whether or not less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires.

3.5	Place of Meetings; Meetings by Telephone

      The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

      Unless otherwise restricted by the Certificate or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6	First Meetings

      The first meeting of each newly elected Board shall be held immediately after, and at the same location as, the annual meeting of stockholders, unless the Board shall fix another time and place and give notice thereof (or obtain waivers of notice thereof) in the manner required herein for special meetings of directors, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, except as provided in this Section 3.6 and provided that a quorum shall be present.

3.7	Regular Meetings

      Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.8	Special Meetings; Notice

      Special meetings of the Board for any purpose(s) may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President or any two (2) members of the Board then in office. The person(s) authorized to call special meetings of the Board may fix the place and time of the meetings.

      The Secretary shall give notice of any special meeting to each director personally or by telephone, or sent by first-class mail, overnight mail, courier service or telegram, postage or charges prepaid, addressed to each director at that director’s address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) calendar days before the time of the holding of the meeting. If the notice is delivered by telegram, overnight mail or courier, it shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least forty-eight (48) hours before such meeting. If by facsimile or electronic mail transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twenty-four (24) hours before such meeting. If by telephone or hand delivery the notice shall be given at least twenty-four (24) hours prior to the time set for the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.9	Quorum

      At all meetings of the Board, a majority of the Whole Board shall constitute a quorum for all purposes and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute or by the Certificate. The directors present at a duly organized meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough directors to leave less than quorum.

3.10	Waiver of Notice

      Whenever notice is required to be given under any provisions of the General Corporation Law of Delaware of the Certificate or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these Bylaws.

3.11	Adjourned Meeting; Notice

      If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12	Board Action by Written Consent Without a Meeting

      Unless otherwise restricted by the Certificate or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing(s) or electronic transmission(s) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

          3.13 Fees and Compensation of Directors

      Unless otherwise restricted by the Certificate or these Bylaws, the Board shall have the authority to fix the compensation of directors.

          3.14 Approval of Loans to Employees and Officers; Guarantees of Obligations of Employees and Officers

      To the extent permitted by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured or secured in such manner as the Board shall approve, including without limitation a pledge of shares of stock of the corporation. Nothing contained in this Section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

          3.15 Removal of Directors

      Subject to the rights of the holders of any series of Preferred Stock of the corporation then outstanding, unless otherwise restricted by statute, the Certificate or these Bylaws, any director, or all of the directors, may be removed from the Board, but only for cause and only by the affirmative vote of the holders of at majority of the voting power of all the then outstanding shares of capital stock of the corporation then entitled to vote at the election of directors, voting together as a single class.

      No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

          3.16 Interested Directors and Officers

      No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because the director or officer’s vote is counted for such purpose if (i) the material facts as to the director or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction. This section 3.16 shall be subject to amendment or repeal only by action of the stockholders.

ARTICLE IV

COMMITTEES

          4.1 Committees of Directors

      The Board may from time to time, by resolution passed by a majority of the Whole Board, designate one (1) or more committees of the Board, with such lawfully delegable powers and duties as it thereby confers, with each committee to consist of one (1) or more of the directors of the corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member(s) thereof present at any meeting and not disqualified from voting, whether or not such member(s) constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

          4.2 Committee Minutes

      Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

          4.3 Meetings and Action of Committees

      Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings), Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and Section 3.12 (action without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however, that the time of regular and special meetings of committees may also be called by resolution of the Board. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V

OFFICERS

          5.1 Officers

      The officers of the corporation shall be a President and a Secretary. The corporation may also have, at the discretion of the Board, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Treasurer, one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

          5.2 Election of Officers

      The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, shall be chosen by the Board subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the corporation.

          5.3 Subordinate Officers

      The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

          5.4 Removal and Resignation of Officers

      Subject to the rights, if any, of an officer under contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

      Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

          5.5 Vacancies in Offices

      Any vacancy occurring in any office of the corporation shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

          5.6 Chairman of the Board

      The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board and stockholders and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these Bylaws. If there is no Chief Executive Officer or President, then the Chairman of the Board shall also be the Chief Executive Officer of the corporation and as such shall also have the powers and duties prescribed in Section 5.7 of these Bylaws.

          5.7 Chief Executive Officer

      Subject to such supervisory powers, if any, as the Board may give to the Chairman of the Board, the Chief Executive Officer, if any, shall, subject to the control of the Board, have general supervision, direction, and control of the business and affairs of the corporation and shall report directly to the Board. All other officers, officials, employees and agents shall report directly or indirectly to the Chief Executive Officer. The Chief Executive Officer shall see that all orders and resolutions of the Board are carried into effect. In the absence of a Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board.

          5.8 President

      In the absence or disability of the Chief Executive Officer, the President shall perform all the duties of the Chief Executive Officer. When acting as the Chief Executive Officer, the President shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer. The President shall have such other powers and perform such other duties as from time to time may be prescribed for him by the Board, these bylaws, the Chief Executive Officer or the Chairman of the Board.

          5.9 Vice President

      In the absence or disability of the President, the Vice President(s), if any, in order of their rank as fixed by the Board or, if not ranked, a Vice President designated by the Board, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice President(s) shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these Bylaws, the Chairman of the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

          5.10 Secretary

      The Secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

      The Secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation. Such share register shall be the “stock ledger” for purposes of Section 2.13 of these Bylaws.

      The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board, or committee of the Board, required to be given by law or by these Bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these Bylaws.

      5.11 Chief Financial Officer

      The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital and retained earnings.

      The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board or Chief Executive Officer. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the Board and Chief Executive Officer, or in the absence of a Chief Executive Officer the President, whenever they request, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws. In lieu of any contrary resolution duly adopted by the Board, the Chief Financial Officer shall be the Treasurer of the corporation.

      5.12 Assistant Secretary

      The Assistant Secretary(ies), if any, in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

      5.13 Assistant Treasurer

      The Assistant Treasurer(s), if any, in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Chief Financial Officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

      5.14 Authority and Duties of Officers

      In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board.

ARTICLE VI

INDEMNITY

      6.1 Right to Indemnification

      Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, a “Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation (or any predecessor), or is or was serving at the request of the corporation (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (or any predecessor of such entities), including service with respect to an employee benefit plan maintained or sponsored by the corporation (or any predecessor) (collectively, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 6.3 below with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such Indemnitee seeking indemnification in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

      6.2 Right to Advancement of Expenses

      In addition to the right to indemnification conferred in Section 6.1, an Indemnitee shall also have the right to be paid by the corporation the expenses incurred in defending against any such Proceeding in advance of its final disposition (an “Advancement of Expenses”), such Advancement to be paid by the corporation within twenty (20) calendar days after the receipt by the corporation of a statement(s) from the Indemnitee requesting such Advancement of Expenses from time to time; provided, however, that if the General Corporation Law of Delaware requires, the payment of an Advancement of Expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including without limitation service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking (an “Undertaking”), by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified for such Expenses under this Section 6.2 or otherwise. The rights to indemnification and to the Advancement of Expenses conferred in Sections 6.1 and 6.2 shall be contract rights.

      6.3 Right of Indemnitee to Bring Suit

      To obtain indemnification or Advancement of Expenses under this Article VI, an Indemnitee shall submit to the corporation a written request, including such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or Advancement of Expenses. Upon such written request, a determination, if required by applicable law, with respect to the Indemnitee’s entitlement thereto shall be made as follows: (a) if requested by the Indemnitee, by Independent Counsel (as defined below); or (b) if no request is made by the Indemnitee for a determination by Independent Counsel, (i) by the Board by a majority vote of a quorum consisting of Disinterested Directors (as defined below), or (ii) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee; or (c) if a quorum of Disinterested Directors so directs, by the stockholders of the corporation. In the event the determination of entitlement to indemnification or Advancement of Expenses is to be made by Independent Counsel at the request of the Indemnitee, the Independent Counsel shall be selected by the Board, unless there shall have occurred within two (2) years prior to the date of the commencement of the action, suit or proceeding for which indemnification or Advancement of Expenses is claimed a Change of Control (as defined below), in which case the Independent Counsel shall be selected by the Indemnitee unless the Indemnitee shall request that such selection be made by the Board. If it is so determined that the Indemnitee is entitled to indemnification or Advancement of Expenses, payment to the Indemnitee shall be made within ten (10) calendar days after such determination.

      If a claim under Section 6.1 or 6.2 is not paid in full by the corporation within thirty (30) calendar days after a written claim has been received by the corporation as set forth above, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) calendar days, the Indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses where the required Undertaking, if any is required, has been tendered to the corporation) it shall be a defense that, and (b) in any suit brought by the corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the corporation shall be entitled to recover such Expenses upon a determination that, the Indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of Delaware. Neither the failure of the corporation (including its Board, a committee of the Board, Independent Counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the General Corporate Law of Delaware, nor an actual determination by the corporation (including its Board, a committee of the Board, Independent Counsel or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the corporation to recover and

Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, shall be on the corporation.

      6.4 Non-exclusivity of Rights

      If a determination shall have been made pursuant to this Article VI that the Indemnitee is entitled to indemnification or Advancement of Expenses, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 6.3 above. The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 6.3 above that the procedures and presumptions of these Bylaws are not valid, binding and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of this Article VI.

      The rights to indemnification and to the Advancement of Expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, these Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Article VI shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

      If any provision(s) of Article VI of these Bylaws shall be held to be invalid, illegal or unenforceable for any reasons whatsoever: (a) the validity, legality and enforceability of the remaining provisions of such Article shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      6.5 Insurance

      The corporation may maintain insurance to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

      6.6 Indemnification of Employees and Agents of the Corporation

      The corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the Advancement of Expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and Advancement of Expenses of directors and officers of the corporation.

      6.7 Definitions

      For the purposes of this Article VI:

(a) “Change of Control” means:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”))(a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (A) the then outstanding shares of common stock of the corporation (the “Outstanding Corporation Common Stock”), or (B) the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (I) any acquisition directly from the corporation or any acquisition from other stockholders where (aa) such acquisition was approved in advance by the Board, and (bb) such acquisition would not constitute a change of control under subsection (iii) of this definition; (II) any acquisition by the corporation; (III) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the corporation or any corporation controlled by the corporation; or (IV) any acquisition by any corporation pursuant to a transaction which complies with subsections (A), (B) or (C) of subsection (iii) of this definition; or

(ii) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation a corporation which as a result of such transaction owns the corporation or all or substantially all of the corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board of directors, providing for such Business Combination; or

(iv) Approval by the stockholders of a complete liquidation or dissolution of the corporation.

(b) “Disinterested Director” means a director of the corporation who is not and was not a party to the matter in respect of which indemnification or Advancement of Expenses is sought by the Indemnitee.

(c) “Independent Counsel” means a law firm, a member of a law firm or an independent practitioner that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the Indemnitee in an action to determine the Indemnitee’s rights under this Article VI.

      Any notice, request or other communication required or permitted to be given to the corporation under this Article VI shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the corporation and shall be effective only upon receipt by the Secretary. This Article VI shall be subject to amendment or repeal only by action of the stockholders.

ARTICLE VII

RECORDS AND REPORTS

      7.1 Maintenance and Inspection of Records

      The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws, as may be amended to date, minute books, accounting books and other records.

      Any such records maintained by the corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the General Corporation Law of Delaware. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

      Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

      7.2 Inspection by Directors

      Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

      7.3 Representation of Shares of Other Corporations

      Unless otherwise directed by the Board, the President, or any other person authorized by the President, is authorized to vote, represent, and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation(s) standing in the name of the corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE VIII

GENERAL MATTERS

      8.1 Checks

      From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

          8.2 Execution of Corporate Contracts and Instruments

      The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

          8.3 Stock Certificates; Partly Paid Shares

      The shares of a corporation shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the Chairman of the Board, or the President or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

      The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

          8.4 Special Designation on Certificates

      If the corporation is authorized to issue more than one (1) class of stock or more than one (1) series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          8.5 Lost Certificates

      Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require, or may require any transfer agent, if any, for the shares to require, the owner of the lost, stolen or destroyed certificate, or his, her or its legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

          8.6 Construction; Definitions

      Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

          8.7 Dividends

      The directors of the corporation, subject to any restrictions contained in the Certificate, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property or in shares of the corporation’s capital stock.

      The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

          8.8 Fiscal Year

      The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by resolution of the Board.

          8.9 Seal

      This corporation may have a corporate seal, which may be adopted or altered at the pleasure of the Board, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

          8.10 Transfer of Stock

      Upon surrender to the corporation or the transfer agent of the corporation, if any, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer (as determined by legal counsel to the corporation), it shall be the duty of the corporation, as the corporation may so instruct its transfer agent, if any, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

          8.11 Registered Stockholders

      The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE IX

AMENDMENTS

      The Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its Certificate, confer the power to adopt, amend or repeal bylaws upon the Board, provided that no new bylaw shall be adopted by the Board and no amendment or repeal of a bylaw shall be voted by the Board which alters the provisions of these Bylaws with respect to removal of Directors, the election of committees by Directors and the delegation of powers thereto, nor shall the Board adopt, amend or repeal any provision of the Bylaws which by law, the Certificate or the Bylaws requires action by the stockholders. The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. Not later than the time of giving notice of the meeting of stockholders next following the adoption, amendment, or repeal by the Directors of any bylaw, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the Bylaws.

CERTIFICATE BY SECRETARY OF ADOPTION OF AMENDED AND RESTATED BYLAWS

OF
SIPEX CORPORATION

      The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of SIPEX Corporation and that the foregoing Amended and Restated Bylaws, comprising 27 pages, were adopted as the Bylaws of the corporation (i) on                     , 2003 by the Board of Directors of the corporation, and (ii) on                     , 2003 by the stockholders of the corporation.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal on                     , 2003.

PHILLIP A. KAGEL
Chief Financial Officer and Secretary

APPENDIX E

SECTIONS 86 THROUGH 98 OF CHAPTER 156B

OF THE
GENERAL LAWS OF MASSACHUSETTS

      SECTION 86.     Sections applicable to appraisal; prerequisites. If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

      SECTION 87.     Statement of rights of objecting stockholders in notice of meeting; form. The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

      “If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts.”

      SECTION 88.     Notice of effectiveness of action objected to. The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

      SECTION 89.     Demand for payment; time for payment. If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

      SECTION 90.     Demand for determination of value; bill in equity; venue. If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

      SECTION 91.     Parties to suit to determine value; service. If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

      SECTION 92.     Decree determining value and ordering payment; valuation date. After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

      SECTION 93.     Reference to special master. The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

      SECTION 94.     Notation on stock certificates of pendency of bill. On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

      SECTION 95.     Costs; interest. The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

      SECTION 96.     Dividends and voting rights after demand for payment. Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

(1) A bill shall not be filed within the time provided in section ninety;

(2) A bill, if filed, shall be dismissed as to such stockholder; or

(3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

      Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

      SECTION 97.     Status of shares paid for. The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

      SECTION 98.     Exclusive remedy; exception. The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

DETACH HERE

PROXY

SIPEX CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

May 30, 2003

SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of SIPEX Corporation, a Massachusetts corporation (the “Corporation”), hereby acknowledges receipt of the Notice and Proxy Statement for the Annual Meeting of Stockholders to be held on May 30, 2003 and hereby appoints Walid Maghribi and Phillip A. Kagel, and each of them, its true and lawful agents and proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at the Corporation’s corporate offices, located at 233 South Hillview Drive, Milpitas, California 95035 on Friday, May 30, 2003 at 10:00 a.m., local time, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all the matters set forth on the reverse side.

[SEE REVERSE SIDE]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	[SEE REVERSE SIDE]

DETACH HERE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR THE INCREASE TO THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, FOR THE CHANGE IN JURISDICTION OF INCORPORATION OF THE COMPANY AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.

1.	To elect the following nominees as Class I Directors to serve for a three-year term.		FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES
	Nominees:	(01) Thomas P. Redfern (02) Douglas M. McBurnie	☐	☐

[ ]
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

2.	To increase the number of authorized shares of the Company’s Common Stock to 60,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve a proposal to change the jurisdiction of incorporation of the Company from the Commonwealth of Massachusetts to the State of Delaware pursuant to a statutory merger of the Company into a wholly owned subsidiary of the Company incorporated in Delaware by approving an Agreement and Plan of Merger and Reincorporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

(This Proxy should be dated and must be signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants of a community property, both should sign.)

Signature:	Date:	Signature:	Date: